   AWARD/CONTRACT                               1.  THIS CONTRACT IS A RATED ORDER                RATING             PAGE OF PAGES
                                                    UNDER DPAS (15 CFR 350)                       DO-A2/A3           1        53

2.  CONTRACT (PROC. INST. IDEN.) NO.            3.  EFFECTIVE DATE               4.  REQUISITION PURCHASE REQUEST/PROJECT NO.
    N00024-95-C-6443                            See Block 20c                    N00024-94-NR-40037

5.  ISSUED BY                                   N00024           6.  ADMINISTERED BY (If other than Item 5)       CODE    S2101A
    NAVAL SEA SYSTEMS COMMAND                                        CRITICALITY DESIGNATOR:                       B"
    DEPARTMENT OF THE NAVY                                           DCMAO BALTIMORE
    2531 JEFFERSON DAVIS HIGHWAY                                     200 TOWSONTOWN BLVD. WEST
    ARLINGTON VA  22242-5160                                         TOWSON, MD  21204
    BUYER:  KIM WHITMAN SEA 0264W
    PHONE:  Area Code 703/602-7501                                                            PRE-AWARD SURVEY:

7.  NAME AND ADDRESS OF CONTRACTOR      (No., street, city, county, state and ZIP Code)       8.  DELIVERY

    ANADAC, INC.                                                                              (X) FOB ORIGIN  ( ) OTHER  (See below)
    2011 CRYSTAL DRIVE, SUITE 401
    ARLINGTON, VA 22202                                                                       9.  DISCOUNT FOR PROMPT PAYMENT


                                                                                10.  SUBMIT INVOICES                     ITEM 12
 TIN NO:                   541096826                                            (4 copies unless otherwise specified)    See Section
CAGE CODE      OCBB2                      FACILITY CODE                         TO ADDRESS SHOWN IN                           B

11.  SHIP TO/MARK FOR                CODE                        12.  PAYMENT WILL BE MADE BY                       CODE S3910A
                                                                      DFAS-Columbus Center
     (SEE SECTION F OF SCHEDULE)                                      P.O. Box 1822264
                                                                      Chesapeake Contract Acct Div/DFAS-CO-MD
                                                                      Columbus, OH 43218-2264

13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN                14.  ACCOUNTING AND APPROPRIATION DATA
     COMPETITION
(  ) 10 U.S.C. 2304(c)(  )      (  ) 41 U.S.C. 253(c)(  )        See Attachment "A"

15A ITEM NO.              15B SUPPLIES/SERVICES             15C QTY          15D UNIT            15E UNIT PRICE          15F AMOUNT
 0001, 0002
 0003, 0004            (SEE SECTION B OF SCHEDULE)

15G.  TOTAL AMOUNT OF CONTRACT                                                                                   $7,188,368

                                                      16.  TABLE OF CONTENTS
X'd SEC.          DESCRIPTION                    PAGE(S)    X'd  SEC.               DESCRIPTION                         PAGE(S)
               PART I - THE SCHEDULE                                               PART II - CONTRACT CLAUSES
X    A    SOLICITATION/CONTRACT FORM                1       X    I    CONTRACT CLAUSES                                     36
X    B    SUPPLIES OR SERVICES AND PRICES/COSTS     2               PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
X    C    DESCRIPTION/SPECS/WORK STATEMENT         13       X    J    LIST OF ATTACHMENTS                                  53
X    D    PACKAGING AND MARKING                    26                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
X    E    INSPECTION AND ACCEPTANCE                27       X    K    REPRESENTATIONS, CERTIFICATIONS
X    F    DELIVERIES OR PERFORMANCE                28                 AND OTHER STATEMENTS OF OFFERORS                    N/A
X    G    CONTRACT ADMINISTRATION DATA             29       X    L    INSTS., CONDS., AND NOTICES TO OFFERORS             N/A
X    H    SPECIAL CONTRACT REQUIREMENTS            30       X    M    EVALUATION FACTORS FOR AWARD                        N/A

                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.  (X) CONTRACTOR'S NEGOTIATED AGREEMENT                       18.  (X) AWARD  (Contractor is not required to sign this document.)
(Contractor is required to sign this document and return         Your offer on Solicitation Number
2 copies to issuing office.) Contractor agrees to                including the additions or changes made by you which additions
furnish and deliver all items or perform all the                 or changes are set forth in full above, is hereby accepted as to
services set forth or otherwise identified above and on          the items listed above and on any continuation sheets. This award
any continuation sheets for the consideration stated             consummates the contract which consists of the following documents:
herein. The rights and obligations of the parties to            (a) the Government's solicitation and your offer, and (b) this
this contract shall be subject to and governed by the            award/contract. No further contractual document is necessary.
following documents: (a) this award/contract, (b) the
solicitation, if any, and (c) such provisions,
representations, certifications and specifications
as are attached or incorporated by reference herein.
       (amendments are listed herein)
19A.  NAME AND TITLE OF SIGNER (Type or print)                   20A.  NAME OF CONTRACTING OFFICER

      PAUL J. BULGER                                                   ROBERT B. SERGESON
      Vice President

19B.  NAME OF CONTRACTOR                 19C.  DATE SIGNED       20B.  UNITED STATES OF AMERICA                 20C.  DATE SIGNED

BY    PAUL J. BULGER                             9/8/95          BY    ROBERT B. SERGESON                               9/8/95
(Signature of person authorized to sign)                         (Signature of Contracting Officer)

NSN 7540-01-152-8069                                      25-106                                        STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                               Prescribed by GSA
                                       *U.S. GOVERNMENT PRINTING OFFICE: [Illegible numbers]            FAR (48 CFR) 53.214(a)

                                                        N00024-95-C-6443

                                   SCHEDULE

SECTION B -- SUPPLIES OR SERVICES AND PRICES/COSTS

BASE YEAR


 ITEM           SUPPLIES/SERVICES
------          -----------------

0001 USN Support for AEGIS Ship Project Directives (ASPD), Material Management and Cost Analysis (SCN)

0002 FMS Support for AEGIS Ship Project Directives (ASPD), Material Management and Cost Analysis (FMS)

0002AA          ASPD Support for DDG 2314 (JA-P-LND)
0002AB          ASPD Support for DDG 2315 (JA-P-LNW)
0002AC          ASPD Support for DDG 2316 (JA-P-LPE)
0002AD          ASPD Support for DDG 2313 O/A PROC (JA-P-BZN)
0002AE          ASPD Support for CSE FOR DDG 2313 (JA-P-GVJ)

0002AF          MATL Support for DDG 2314 (JA-P-LND)
0002AG          MATL Support for DDG 2315 (JA-P-LNW)
0002AH          MATL Support for DDG 2316 (JA-P-LPE)
0002AJ          MATL Support for DDG 2313 O/A PROC (JA-P-BZN)
0002AK          MATL Support for CSE FOR DDG 2313 (JA-P-GVJ)

0002AM          ASPD Support (FMS Unspecified) (TBD)
0002AN          MATL Support (FMS Unspecified) (TBD)

0002AP          Cost and Budget Support for 2313 Class (JA-P-TBD)
0002AQ          Cost and Budget Support for LIFETIME SUPPORT (JA-P-GVJ)
0002AR          Cost and Budget Support (FMS Unspecified) (TBD)

0003 DATA for USN Item 0001 and, if options are exercised, USN Items 0005, 0007, 0009 and 0011. See DD Form 1423,
                Exhibit A hereto.

0004 DATA for FMS Item 0002 and, if options are exercised, FMS Items 0006, 0008, 0010 and 0012. See DD Form 1423,
                Exhibit B hereto.

                                                        N00024-95-C-6443

                                   SCHEDULE

FIRST OPTION:

 ITEM           SUPPLIES/SERVICES
-------         -----------------

0005 USN Support for AEGIS Ship Project Directives (ASPD), Material Management and Cost Analysis (SCN)
                (SEE NOTE A)

0006 FMS Support for AEGIS Ship Project Directives (ASPD), Material Management and Cost Analysis (FMS)
                (SEE NOTE A)

0006AA          N/A
0006AB          ASPD Support for DDG 2315 (JA-P-LNW)
0006AC          ASPD Support for DDG 2316 (JA-P-LPE)
0006AD          ASPD Support for DDG 2313  O/A PROC (JA-P-TBN)
0006AE          ASPD Support for CSE FOR DDG 2313 (JA-P-GVJ)

0006AF          MATL Support for DDG 2314 (JA-P-LNW)
0006AG          MATL Support for DDG 2315 (JA-P-LNW)
0006AH          MATL Support for DDG 2316 (JA-P-LPE)
0006AJ          MATL Support for DDG 2313  O/A PROC (JA-P-TBD)
0006AK          MATL Support for CSE FOR DDG 2313 (JA-P-GVJ)

0006AM          ASPD Support (FMS Unspecified) (TBD)
0006AN          MATL Support (FMS Unspecified) (TBD)

0006AP          Cost and Budget Support for 2313 Class (JA-P-TBD)
0006AQ          Cost and Budget Support for LIFETIME SUPPORT (JA-P-GVJ)
0006AR          Cost and Budget Support (FMS Unspecified) (TBD)




                                     -3-                              SECTION B

                                                             N00024-95-C-6443

                                   SCHEDULE

SECOND OPTION:

ITEM            SUPPLIES/SERVICES
----            -----------------

0007 USN Support for AEGIS Ship Project Directives (ASPD), Material Management and Cost Analysis (SCN)
                (SEE NOTE A)

0008 FMS Support for AEGIS Ship Project Directives (ASPD), Material Management and Cost Analysis (FMS)
                (SEE NOTE A)

0008AA          N/A
0008AB          N/A
0008AC          ASPD Support for DDG 2316 (JA-P-TBD)
0008AD          ASPD Support for DDG 2313 O/A PROC (JA-P-TBD)
0008AE          ASPD Support for CSE FOR DDG 2313 (JA-P-TBD)

0008AF          N/A
0008AG          N/A
0008AH          MATL Support for DDG 2316 (JA-P-LPE)
0008AJ          MATL Support for DDG 2313 O/A PROC (JA-P-TBD)
0008AK          MATL Support for CSE FOR DDG 2313 (JA-P-TBD)

0008AM          ASPD Support (FMS Unspecified) (TBD)
0008AN          MATL Support (FMS Unspecified) (TBD)

0008AP          Cost and Budget Support for 2313 Class (JA-P-TBD)
0008AQ          Cost and Budget Support for LIFETIME SUPPORT (JA-P-TBD)
0008AR          Cost and Budget Support (FMS Unspecified) (TBD)



                                     -4-                          SECTION B

                                                             N00024-95-C-6443

                                   SCHEDULE

THIRD OPTION:

ITEM            SUPPLIES/SERVICES
----            -----------------

0009 USN Support for AEGIS Ship Project Directives (ASPD), Material Management and Cost Analysis (SCN)
                (SEE NOTE A)

0010 FMS Support for AEGIS Ship Project Directives (ASPD), Material Management and Cost Analysis (FMS)
                (SEE NOTE A)

0010AA          N/A
0010AB          N/A
0010AC          ASPD Support for DDG 2316 (JA-P-LPE)
0010AD          ASPD Support for DDG 2313 O/A PROC (JA-P-TBD)
0010AE          ASPD Support for CSE FOR DDG 2313 (JA-P-TBD)

0010AF          N/A
0010AG          N/A
0010AH          MATL Support for DDG 2316 (JA-P-LPE)
0010AJ          MATL Support for DDG 2313 O/A PROC (JA-P-TBD)
0010AK          MATL Support for CSE FOR DDG 2313 (JA-P-TBD)

0010AM          ASPD Support (FMS Unspecified) (TBD)
0010AN          MATL Support (FMS Unspecified) (TBD)

0010AP          Cost and Budget Support for 2313 Class (JA-P-TBD)
0010AQ          Cost and Budget Support for LIFETIME SUPPORT (JA-P-TBD)
0010AR          Cost and Budget Support (FMS Unspecified) (TBD)



                                     -5-                          SECTION B

                                                                N00024-95-C-6443
                                   SCHEDULE


FOURTH OPTION:


ITEM            SUPPLIES/SERVICES
----            -----------------

0011 USN Support for AEGIS Ship Project Directives (ASPD), Material Management and Cost Analysis (SCN)
                (SEE NOTE A)

0012 FMS Support for AEGIS Ship Project Directives (ASPD), Material Management and Cost Analysis (FMS)
                (SEE NOTE A)

0012AA          N/A
0012AB          N/A
0012AC          N/A
0012AD          ASPD Support for DDG 2313 O/A PROC (JA-P-TBD)
0012AE          ASPD Support for CSE FOR DDG 2313 (JA-P-TBD)

0012AF          N/A
0012AG          N/A
0012AH          N/A
0012AJ          MATL Support for DDG 2313 O/A PROC (JA-P-LPE)
0012AK          MATL Support for CSE FOR DDG 2313 (JA-P-TBD)

0012AM          ASPD Support (FMS Unspecified) (TBD)
0012AN          MATL Support (FMS Unspecified) (TBD)

0012AP          Cost and Budget Support for 2313 Class (JA-P-TBD)
0012AQ          Cost and Budget Support for LIFETIME SUPPORT (JA-P-TBD)
0012AR          Cost and Budget Support (FMS Unspecified) (TBD)


NOTE  A:        OPTION ITEM(S) to which the option clause in SECTION I-2
applies and which is to be supplied only if and to the extent said option is exercised, up to the stated number of manhours.


                                    -6-                             SECTION B

                                                               N00024-95-C-6443

                                   SCHEDULE

BASE PERIOD:

ITEM                     ESTIMATED COST      FIXED FEE*      TOTAL AMOUNT        MANHOURS
----                     --------------      ----------      ------------        --------
0001                       $4,920,228        $344,416        $5,264,644           182,416
0002AA                     $   35,741        $  2,502        $   38,243             1,040
0002AB                     $   93,539        $  6,548        $  100,087             3,120
0002AC                     $   87,876        $  6,151        $   94,027             3,120
0002AD                     $   54,360        $  3,805        $   58,165             2,080
0002AE                     $   57,401        $  4,018        $   61,419             2,080
0002AF                     $   27,014        $  1,891        $   28,905             1,040
0002AG                     $   54,598        $  3,822        $   58,420             2,080
0002AH                     $   78,164        $  5,472        $   83,636             3,120
0002AJ                     $   55,147        $  3,860        $   59,007             2,080
0002AK                     $   60,185        $  4,213        $   64,398             2,080
0002AM                     $  279,909        $ 19,594        $  299,503            15,600
0002AN                     $  527,583        $ 36,931        $  564,514            19,760
0002AP                     $  109,963        $  7,697        $  117,660             4,160
0002AQ                     $   82,858        $  5,800        $   88,658             2,080
0002AR                     $  193,532        $ 13,547        $  207,079             7,280
                           ----------        --------        ----------           -------
BASE PERIOD TOTAL:         $6,718,101        $470,267        $7,188,368           253,136
                           ----------        --------        ----------           -------



OPTION 1:

ITEM                     ESTIMATED COST      FIXED FEE*      TOTAL AMOUNT        MANHOURS
----                     --------------      ----------      ------------        --------
0005                       $5,073,529        $355,147         $5,428,676          182,416
0006AA                     $        0        $      0         $        0                0
0006AB                     $   96,106        $  6,727         $  102,833            3,120
0006AC                     $   90,130        $  6,309         $   96,439            3,120
0006AD                     $   92,543        $  6,478         $   99,021            3,120
0006AE                     $   58,849        $  4,119         $   62,968            2,080
0006AF                     $   27,678        $  1,937         $   29,615            1,040
0006AG                     $   55,897        $  3,913         $   59,810            2,080
0006AH                     $   80,214        $  5,615         $   85,829            3,120
0006AJ                     $   56,931        $  3,985         $   60,916            2,080
0006AK                     $   61,902        $  4,333         $   66,235            2,080
0006AM                     $  288,613        $ 20,203         $  308,816           15,600
0006AN                     $  540,808        $ 37,857         $  578,665           19,760
0006AP                     $  113,545        $  7,948         $  121,493            4,160
0006AQ                     $   85,167        $  5,962         $   91,129            2,080
0006AR                     $  199,853        $ 13,990         $  213,843            7,280
                           ----------        --------         ----------          -------
OPTION 1 TOTAL:            $6,921,768        $484,523         $7,406,291          253,136
                           ----------        --------         ----------          -------


                                    -7-                               SECTION B

                                                               N00024-95-C-6443
                                   SCHEDULE

OPTION 2:

ITEM             ESTIMATED COST    FIXED FEE*     TOTAL AMOUNT    MANHOURS
----             --------------    ----------     ------------    --------
0007              $5,097,878        $356,852       $5,454,730      182,416
0008AA            $        0        $      0       $        0            0
0008AB            $        0        $      0       $        0            0
0008AC            $   92,690        $  6,488       $   99,178        3,120
0008AD            $  127,075        $  8,895       $  135,970        4,160
0008AE            $  126,510        $  8,856       $  135,366        4,160
0008AF            $        0        $      0       $        0            0
0008AG            $        0        $      0       $        0            0
0008AH            $  114,108        $  7,988       $  122,096        4,160
0008AJ            $   83,636        $  5,855       $   89,491        3,120
0008AK            $   90,965        $  6,368       $   97,333        3,120
0008AM            $  287,288        $ 20,110       $  307,398       15,600
0008AN            $  522,278        $ 36,559       $  558,837       19,760
0008AP            $  106,959        $  7,487       $  114,446        4,160
0008AQ            $   86,633        $  6,064       $   92,697        2,080
0008AR            $  204,669        $ 14,327       $  218,996        7,280
                  ----------        --------       ----------      -------
OPTION 2 TOTAL:   $6,940,689        $485,849       $7,426,538      253,136
                  ----------        --------       ----------      -------



ITEM             ESTIMATED COST    FIXED FEE*     TOTAL AMOUNT    MANHOURS
----             --------------    ----------     ------------    --------
0009              $5,269,776        $368,883       $5,638,659      182,416
0010AA            $        0        $      0       $        0            0
0010AB            $        0        $      0       $        0            0
0010AC            $   57,402        $  4,018       $   61,420        2,080
0010AD            $  169,284        $ 11,850       $  181,134        5,200
0010AE            $  130,326        $  9,123       $  139,449        4,160
0010AF            $        0        $      0       $        0            0
0010AG            $        0        $      0       $        0            0
0010AH            $   58,188        $  4,073       $   62,261        2,080
0010AJ            $  177,069        $  8,195       $  125,264        4,160
0010AK            $  122,535        $  8,577       $  131,112        4,160
0010AM            $  296,688        $ 20,768       $  317,456       15,600
0010AN            $  537,749        $ 37,642       $  575,391       19,760
0010AP            $  110,627        $  7,744       $  118,371        4,160
0010AQ            $   89,417        $  6,259       $   95,676        2,080
0010AR            $  211,744        $ 14,822       $  226,566        7,280
                  ----------        --------       ----------      -------
OPTION 3 TOTAL:   $7,170,804        $501,954       $7,672,758      253,136
                  ----------        --------       ----------      -------



                                     -8-                              SECTION B

                                                             N00024-95-C-6443

                                   SCHEDULE

OPTION 4:

ITEM              ESTIMATED COST         FIXED FEE*         TOTAL AMOUNT         MANHOURS
----              --------------         ----------         ------------         --------
0011               $ 5,463,681           $  382,458          $ 5,846,139           182,416
0012AA             $         0           $        0          $         0                 0
0012AB             $         0           $        0          $         0                 0
0012AC             $         0           $        0          $         0                 0
0012AD             $   175,124           $   12,259          $   187,383             5,200
0012AE             $   134,776           $    9,434          $   144,210             4,160
0012AF             $         0           $        0          $         0                 0
0012AG             $         0           $        0          $         0                 0
0012AH             $         0           $        0          $         0                 0
0012AJ             $   180,656           $   12,646          $   193,302             6,240
0012AK             $   187,137           $   13,100          $   200,237             6,240
0012AM             $   307,292           $   21,510          $   328,802            15,600
0012AN             $   555,928           $   38,915          $   594,843            19,760
0012AP             $    76,313           $    5,342          $    81,655             2,080
0012AQ             $    92,617           $    6,483          $    99,100             2,080
0012AR             $   219,637           $   15,375          $   235,012             7,280
OPTION 4 TOTAL:    $ 7,393,162           $  517,522          $ 7,910,684           251,056
                   -----------           ----------          -----------         ---------
GRAND TOTAL:       $35,144,524           $2,460,115          $37,604,639         1,263,600
(ALL ITEMS)        -----------           ----------          -----------         ---------

*See "PAYMENT OF FEE(S) (LEVEL OF EFFORT) (NAVSEA)" below.

B-1 PAYMENTS OF FEE(S) (LEVEL OF EFFORT) (NAVSEA) (MAY 1993)

(a) For purposes of this contract, "fee" means "target fee" in cost-plus-incentive-fee type contracts, "base fee" in cost-plus-award-fee type contracts, or "fixed fee" in cost-plus-fixed-fee type contracts for level of effort type contracts.

(b) The Government shall make payments to the Contractor, subject to and in accordance with the clause in this contract entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE", (FAR 52.216-10), as applicable. Such payments shall be equal to seven percent (7.0%) of the allowable cost of each invoice submitted by and payable to the Contractor pursuant to the clause of this contract entitled "ALLOWABLE COST AND PAYMENT" (FAR 52.216-7), subject to the withholding terms and conditions of the "FIXED FEE" or "INCENTIVE FEE" clause, as applicable (percentage of fee is based on fee dollars divided by estimated cost dollars, including facilities capital cost of money). Total fee(s) paid to the Contractor shall not exceed the fee amount(s) set forth in this contract.

(c) The fee(s) specified in SECTION B, and payment thereof, is subject to adjustment pursuant to paragraph (g) of the special




                                     -9-                              SECTION B

                                                               N00024-95-C-6443

                                   SCHEDULE

contract requirement entitled "LEVEL OF EFFORT." If the fee(s) is reduced and the reduced fee(s) is less than the sum of all fee payments made to the Contractor under this contract, the Contractor shall repay the excess amount to the Government. If the final adjusted fee exceeds all fee payments made to the Contractor under this contract, the Contractor shall be paid the additional amount, subject to the availability of funds. In no event shall the Government be required to pay the Contractor any amount in excess of the funds obligated under this contract at the time of the discontinuance of work.

(d) Fee(s) withheld pursuant to the terms and conditions of this contract shall not be paid until the contract has been modified to reduce the fee(s) in accordance with the "LEVEL OF EFFORT" special contract requirement, or until the Procuring Contracting Officer has advised the paying office in writing that no fee adjustment is required.

B-2     LIMITATION OF COST OR LIMITATION OF FUNDS LANGUAGE

The clause entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF FUNDS" (FAR 52.232-22), as appropriate, shall apply separately and independently to each separately identified estimated cost.

B-3     TRAVEL COSTS -- ALTERNATE I (NAVSEA) (MAY 1993)

(a) Except as otherwise provided herein, the Contractor shall be reimbursed for its reasonable actual travel costs in accordance with FAR 31.205-46. The costs to be reimbursed shall be those costs accepted by the cognizant DCAA.

(b) Reimbursable travel costs include only that travel performed from the Contractor's facility to the worksite, between the worksite, and from the worksite to the Contractor's facility. Travel at U.S. Military Installations where Government transportation is available or travel performed for personal convenience, including daily travel to and from work, shall not be reimbursed hereunder. Travel costs incurred in the replacement of personnel shall not be reimbursed by the Government when such replacement is accomplished for the Government when such replacement is accomplished for the Contractor's or employee's convenience.

(c)     The Contractor shall not be reimbursed for:

        (i) relocation costs and travel costs incident to relocation as defined in FAR 31.205-35; and/or

        (ii)    daily local travel costs.




                                     -10-                             SECTION B

                                                                N00024-95-C-6443

                                   SCHEDULE

B-4 NAPS 5252.232-9001 SUBMISSION OF INVOICES (COST OF REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)

(a) "Invoice" as used in this clause includes Contractor requests for interim payments using public vouchers (SF 1034) but does not include Contractor requests for progress payments under fixed price incentive contracts.

(b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies to the contract auditor at the following address: DCAA, 6800 Versar Center, Suite 329, Springfield, VA 22151-4147 unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Contracting Officer Representative (COR) identified in Section G. Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

(c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 60 calendar days between performance and submission of an interim payment invoice.

(d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

     (1)  Contract line item number (CLIN)
     (2)  Subline item number (SLIN)
     (3)  Accounting Classification Reference Number (ACRN)
     (4)  Payment terms
     (5)  Procuring activity
     (6)  Date supplies provided or services performed
     (7)  Costs incurred and allowable under the contract
     (8) Vessels (e.g., ship, submarine or other craft) or system which supply/service is provided

(e)  A DD Form 250, "Material Inspection and Receiving Report",
     [ ]  is required with each invoice submittal.
     [ ]  is required only with final invoice.
     [X]  is not required.

(f)  A Certificate of Performance

     [ ]  shall be provided with each invoice submittal.
     [X]  is not required.



                                     -11-                             SECTION B

                                                                N00024-95-C-6443

                                   SCHEDULE

(g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

(h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extend possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.




                                     -12-                             SECTION B

                                                           N00024-95-C-6443

                                   SCHEDULE

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT

PART 1 - STATEMENT OF WORK

GENERAL:  The Contractor, in accordance with written Technical Instructions
(TIs) issued by the Contracting Officer's Representative (COR) PMS 400G2 or a designated representative, shall provide the support described herein. TIs provide direction and guidelines for performance and must be within the scope of work stated in the contract. The originator of TIs does not have the authority to and shall not issue any TI which (i) constitutes an assignment of additional work under the contract; (ii) constitutes a change as defined in the contract article entitled "changes"; (iii) in any manner causes an increase or decrease in the estimated contract cost, the fixed fee or the time required for contract performance; or (iv) changes any of the terms, conditions, or specifications of the contract.

ITEM 0001, AND IF OPTIONS ARE EXERCISED, ITEMS 0005, 0007, 0009 AND 0011:

A) SHIP PROJECT DIRECTIVES (SPD) SUPPORT:

        1. Provide technical input in the preparation of SPD Part Is which convey management direction to all Participating Managers (PARMs) for AEGIS Class ships. Revise existing Part Is in accordance with PMS 400 direction, and assist in negotiating acceptance with the PARMs.

        2. Participate in the planning process by providing technical assistance in the preparation of configuration baselines which reflect all Government Furnished Equipment (GFE) to be procured and are used by the PARMs to formulate their budgets. These figures are submitted by all PARMs on NAVSEA Form 7300.

        3. Utilizing the existing information available in PMS 400, provide input and prepare planning and basic SPDs Parts II and III. Part II of the SPD provides funding authority and Part III provides configuration requirements and delivery schedules for all GFE to be procured. SPDs are developed in accordance with approved budgets, the latest configuration baseline, ship profile and production schedule.

        4. Provide technical analysis in the preparation of SPDs, Parts II and III based on changes in approved budgets, approved shipbuilding schedules, PMS 400 direction, PARMs' input and approved Engineering Change Proposals, Non-Engineering Change Proposals (ECPs/NECPs). Track and report status of all SPDs and revisions. Such reports must be Novell LAN compatible.

        5. Analyze SPD revision requests from the PARMs and provide recommendations for corrective action.


                                     -13-                           SECTION C

                                                             N00024-95-C-6443

                                   SCHEDULE

        6. Provide SPD technical support in preparation for formal and quarterly reviews with the PARMs.

B)      MATERIAL ACQUISITION AND DELIVERY TRACKING SUPPORT -

        1. Assist in performing a technical analysis of all equipment/system costs reflected on NAVSEA Form 7300. Analysis should take into consideration such things as learning curves, quantity buys, and configuration baselines for each system.

        2. Develop an analytical approach to track PARMs procurement data (Administrative Lead Time (ALT), Production Lead Time (PLT), Contract Award, etc.) and its conformance to approved AEGIS Production Schedules A-E. Provide reports that compare planning data, actual data and the impact of variances on the AEGIS program. Such reports must be LAN compatible.

        3. Develop an analytical approach to track the status of equipment procurements through the acquisition process to delivery to the shipbuilders. Monitor Best Estimated Delivery Dates, (BEDDs) and compare the Various Required Delivery Dates (RDDs) as specified in Ship Production Schedules A-E, SPDs, Shipyard Preferred Dates (SYPDs), and facilities equipment requirements lists. Coordinate with PARMs to adjust delivery schedules to meet SYPDs.

        4. Identify delivery delays of critical GFE that could impact production schedules. Provide GFE delivery related risk assessments. Coordinate cost effective workarounds and monitor resolution of delinquencies.

        5. Maintain up-to-date databases that appropriately reflect contract status, current equipment RDDs, available dates, BEDDS, SYPDS, actual receipt dates, accurate nomenclature, ECP data, quantities and comments.

        6. Provide technical engineering support covering all GFE in AEGIS combat systems. This support shall include status of GFE production. Report on technical issues determined during program analysis which may impact cost or schedule, determination of technical impact of program changes directed by higher authority, and maintenance of technical backup materials substantiating program allocations.

        7. Provide technical support services for GFE acquisition systems as related to Oracle 6.0 Relational Database management system as follows:

                a.      Complex query construction.
                b.      Data structures modification and update.
                c.      New report development and report modification.
                d. GFE system administration (i.e. Internal database security look-up table maintenance).
                e. Programming support for non-standard/ad hoc data requirements.


                                     -14-                             SECTION C

                                                             N00024-95-C-6443

                                   SCHEDULE

            f. General GFE systems support (i.e., New User training, connectivity issues, documentation maintenance) to be carried out on existing Navy-owned and licensed hardware and software located in Navy spaces and accessible via electronic communications (i.e. TCP/IP).

        8. Provide technical management support for the automated GFE tracking systems within PMS 400. Specific requirements include:

            a. Provide technical support and evaluation of recommendations developed by the AEGIS Information Management Quality Management Board (AIMQMB). Assess impact and implement recommendations within PMS 400G.

            b. Monitor CALS (Continuous Acquisition and Lifecycle Support) implementation in PMS 400 and assist in ensuring that PMS 400G systems and initiatives are consistent with AEGIS policy.

        9. Review 30/60/90/120 day GFE delivery windows and coordinate with PARMs to meet delivery requirements.

        10. Coordinate with PARMs to ensure requirements for GFE shipping/receiving documents are understood and used. Monitor shipping documents and discuss discrepancies with PARMs.

        11. Identify late GFE deliveries requiring level IV action and track status of ECPs.

        12. Provide reports that integrate budget, cost and schedule data. Conduct analysis and provide recommendations for corrective actions when problem areas are identified.

        13. Review and analyze change control documents to ensure completeness in areas of PMS 400G responsibility. Determine impacts on ship construction schedules and various AEGIS production and test sites. Determine impact on equipment delivery schedules, cost and SPDs. Maintain a master matrix of all approved ECPs, identifying the change and applicable ships.

        14.  Provide support in preparation of all program reviews with PARMs.

        15.  Provide support in preparation of GFE reviews at the shipyards.

        16. Provide assistance in coordinating action items in support of overall PMS 400G material acquisition tracking.

C)  PROVIDE SCHEDULE "A" THROUGH "E" SUPPORT AS FOLLOWS:

        1. Provide technical assistance to prepare, maintain and update DDG 51 Class shipbuilding contract Schedules "A" through "E". These are defined as follows:





                                     -15-                             SECTION C

                                                              N00024-95-C-6443

                                   SCHEDULE

        Schedule "A" - Government Furnished Equipment
        Schedule "B" - Government Furnished Technical Services
        Schedule "C" - Government Furnished Information
        Schedule "D" - Government Furnished Supports Material
        Schedule "E" - Government Furnished Installation and Checkout Spares

        2. Assist in developing Schedules "A" through "E" for FY 94 and later year ships based on PMS 400 approved equipment baselines.

        3. Ensure that schedule requirements are correct and realistic in terms of ship construction schedules and represent achievable GFE deliveries.

        4. Identify and analyze all change packages which impact the schedules. Coordinate with PMS 400D and PMS 400B as required during the schedule update process.

        5. Assist in the development of working baseline Schedules "A" through "E" as required and maintain automated working files of ECPs proposed for schedule implementation.

        6.  Issue schedule updates as requested/required.

D) PROVIDE SUPPORT TO PMS 400G IN THE MANAGEMENT OF PRODUCTION CONTRACTS AS REQUIRED.

        1. Assist in providing recommendations for determining production requirements.

        2. Attend production program reviews. Assist PMS 400G in identification and resolution of cost, schedule, technical, and logistic support issues through coordination with the equipment manufacturers, the in-service engineering agent, the combat system design agent, and appropriate Program Office personnel. Develop management systems to track all actions. Prepare minutes of production reviews and other meetings.

        3. Assist in the evaluation and preparation of responses to production Contract Data Requirements Lists (CDRLs).

        4. Assist PMS 400G in the preparation of presentations of program status to higher level management.

E)    PARMS SCHEDULING TRACKING AND PROGRAM DESCRIPTION -

        1. Prepare and utilize a tracking matrix to monitor schedule status of approximately twenty Combat System Upgrade Programs (commonly known as "mini programs") which are managed by PARMs. These programs consist of candidate systems for inclusion in future AEGIS combat system baselines.





                                     -16-                             SECTION C

                                                              N00024-95-C-6443

                                   SCHEDULE

        2. Prepare 1-2 page program descriptive summaries of each PARMs' upgrade program tracked. Each program description shall be provided semiannually and shall include:

            a. Function, equipment, and facility information as well as highlights of unique features. Provide photographs and/or diagrams if available from the cognizant PARMs.

            b. Information on how the PARMs' program interfaces with AEGIS combat systems and with AEGIS ships. Required changes to AEGIS combat and ship systems should be identified.

            c. Information on schedule slippages, testing problems, cost problems, and other problems that may impact AEGIS combat system integration efforts or AEGIS ship schedules.

        3. Develop quarterly reports on the efforts described above. Prior to delivery of these reports, their accuracy is to be verified with the cognizant PARMs.

F. COST STUDIES AND RESEARCH - The Contractor shall conduct various types of specialized cost research efforts to enhance the cost analysis and estimating capabilities of PMS 400 and provide recommendations as needed. In these efforts the Contractor will have available or be able to obtain in a timely manner the requisite data to perform the tasking. These efforts may address such areas as: data collection and analysis; program cost growth factor analysis; development of Cost Estimating Relationships (CERs); development or calibration of cost models; development of automated data storage and retrieval systems; and development of specialized computer programs.

        1. Mini-Program Cost Studies - The Contractor shall perform independent cost estimates for new candidate configuration changes to the AEGIS baseline in such detail to support a determination of the affordability of that change. Consideration shall be given to development, production, backfit installation (where applicable) and support costs as appropriate to the maturity of the candidate changes. Extensive documentation shall be provided to support the estimate during all levels of review.

        2. Radar Cost Analyses - The Contractor shall gather such new technology radar data as required to make engineering and parametric cost estimates of any AN/SPY-1 follow-on system or sub-system. The Contractor shall estimate the cost of such a system utilizing DoD accepted estimating techniques, provide an analysis of the new system cost versus the latest AN/SPY configuration, and document the methodology and data used to support the estimate to all appropriate levels of review.

G. COST ESTIMATING - The Contractor shall apply the appropriate PMS 400 models and other appropriate methodologies to perform various cost estimating activities in support of: Independent Cost Analyses;





                                     -17-                             SECTION C

                                                              N00024-95-C-6443

                                   SCHEDULE

Program Baseline Estimates; and Operation and Support cost estimates for new Baselines.

        1. Independent Cost Analyses - The Contractor shall (a) perform Independent Cost Analyses (ICAs) in support of major milestone reviews for engineering development and production; (b) use actual engineering design information and prototype production data (i.e., engineering build-up cost estimating methodology) to derive cost estimates; (c) compare the resulting costs with those on record from previous ICAs and provide analytical rationale for the changes; and (d) prepare back-up data to support Navy presentations at the Program Decision Meeting (PDM) and Defense Acquisition Board (DAB) levels.

        2. Computer Program Cost Estimates - The Contractor shall prepare cost estimates for the required computer program modifications to implement the integration of baseline changes into the AEGIS Combat System; determine the size and complexity of computer program changes which will be required to effect this baseline modification; trace and interpret the specific methodologies involved in this estimation; prepare the cost estimates and provide detailed back-up information for Navy presentations.

        3. AEGIS Combat System Life Cycle Cost - The Contractor shall prepare cost estimates for the life cycle support for a proposed modification to the AEGIS Combat System which would be forward fit or backfit into cruisers and destroyers. This estimate would complement the RDT&E development and SCN investment costs for the modification and contribute directly in determining the total cost of the ECP. The required support includes maintenance, modernization, technical assistance, supply and Integrated Logistic Support
(ILS). Actual support cost data will be utilized in the support cost estimate to include operating and support costs from the Visibility and Management of Operating and Support Costs (VAMOSC) system, where appropriate. The Contractor shall assist PMS 400 in determining if any changes to the existing CERs are warranted and trace the rationale for revising any individual CERs. The Contractor shall assist PMS 400 in determining what AEGIS operating and support data is missing from the VAMOSC data base and propose a process to incorporate this applicable data to support the use of VAMOSC in AEGIS lifecycle cost estimating. Cost estimates shall be provided in a format suitable for review and presentation to all levels of review.

        4. Mini-Program Cost Estimate Updates - The Contractor shall participate as members of the PMS 400E2 Program Objective Memorandum (POM) Review Team to assess cost estimates of currently submitted mini-programs and their impacts on the overall Combat Systems and Ship Systems. This review should address "cradle to grave" requirements and be geared toward the impact on approved AEGIS production baselines. Estimates will be incorporated into AEGIS POM deliberations as directed. Papers, reports and back up information will be required, as directed.

H. GFE SPECIAL COST SUPPORT - The Contractor shall research existing data for all GFE included in the combat system of AEGIS





                                     -18-                             SECTION C

                                                              N00024-95-C-6443

                                   SCHEDULE

ships, generate CERs for these requirements, and estimate the equipment procurement and procurement support costs.

        1. Data Research for all AEGIS GFE - The Contractor shall identify all sources for data associated with GFE, both existing data bases within PMS 400 and non-AEGIS sources; assess the contents of the data for completeness, reasonableness, and degree of accuracy; and construct the data into a usable format for cost analysis.

        2. Cost Estimating Relationship Generation - The Contractor shall analyze the cost and technical data for each of the GFE for cost estimating applicability; evaluate any existing CERs using learning curve, regression analysis, and other appropriate cost estimating methodologies; and generate a CER library applicable to the GFE in AEGIS ships.

        3. GFE Cost Estimates - The Contractor shall use the CERs developed previously, where practical, to assess the budgeted funding for GFE, determine any cost anomalies in the PARMs estimate (NAVSEA Form 7300), and identify areas of funding shortfalls or potential budget reductions. The Contractor shall participate as part of the PMS 400G advisory team in the PARMs' periodic program status reviews.

I. PROGRAM PLANNING, CONTROL AND INTEGRATION ANALYSES - The Contractor shall develop and utilize techniques, procedures and models to assist in effective PMS 400 funds budgeting, management and controls; including budget analysis and management, obligations and expenditures forecasting. The Contractor shall gather and organize data and provide assistance in the presentation of Planning, Programming, and Budgeting System (PPBS) documents.

        1. AEGIS Weapon System Production Cost Estimates - The Contractor shall calculate cost estimates using bottoms-up engineering and production reports from PMS 400 and its Contractors for the AEGIS Weapon System MK 7 in all the configurations installed in AEGIS Class ships. Use the AEGIS Weapon System cost data base with the latest data set as the basis for the estimate. Ensure the PMS 400G production cost estimating models reflect the most current quantity by year, differences in configuration, escalation, assumptions, learning curves, and schedule changes and are tailored to the known manufacturing practices of any selected equipments sources for the weapon system cost. Provide a cost estimate for each POM option and for any other cost reviews or for any other programmatic profiles which may be prescribed.
Prepare the cost estimates in the format prescribed in the NAVSEA Financial Manual for ease of review and presentation.

        2.  AEGIS Weapon System Planning Programming and Budgeting System
(PPBS) Analyses - The Contractor shall incorporate AEGIS Weapon System production cost estimates into PMS 400 POM planning estimates, review AEGIS Weapon System production costs for consistency between ship programs and from year to year and assist in investigating the rationale for all anomalies, maintain a track of all AEGIS Weapon System POM and budget production cost changes through the PPBS cycle for ready reference.





                                     -19-                             SECTION C

                                                               N00024-95-C-6443

                                   SCHEDULE

The Contractor shall construct a back-up data notebook and maintain it up-to-date such that it is suitable for Navy use in defending the AEGIS Weapon System production cost estimate or budget submitted and prepare a report summarizing the evolution of the AEGIS Weapon System cost which occurs during the PPBS cycle.

J. COST/SCHEDULE CONTROL SYSTEM ANALYSES - The Contractor shall perform performance analyses to identify cost and schedule variances and project estimates at completion. These analyses will then be used to assist in improving fiscal management for program execution.

        1. Contractor Performance Analyses - The Contractor shall analyze vendor Cost Performance Reports (CPR), provided in accordance with DoD Instruction 7000.10, to determine their performance in manufacturing GFE for the AEGIS ships and assess the CPR format against the Work Breakdown Structure to determine the adequacy of the independent Estimate At Completion (EAC). The Contractor shall provide a report delineating any inadequacies in the CPR format and a quarterly report stating the cost/schedule variance, the EAC, and the impact on outyear equipment estimates.

K. SPECIAL REQUIREMENTS AND RESOURCE INVESTIGATION - The Contractor shall investigate and study selected AEGIS requirements issues, with particular emphasis on the funding and time resources needed to meet those requirements. Such studies have in the past included an approach to Shore Sites and Equipment Production Requirements, AEGIS Weapon System Production Should-Cost Critique, CG-47 Extended Operating Cycle Feasibility and the Associated Equipment Production Lead Times, Economic Analysis of CG-47 Computer Suite Upgrade, and Estimation of Dual Source Production Cost for AEGIS Weapon System. A possible example of such a Requirements and Resources issue for future study is estimating the cost for a downsized AEGIS Weapon System for smaller ship applications and the production implications for modifying or augmenting the existing AEGIS Weapon System production scheme.


==========================================================================
FOREIGN MILITARY SALES (FMS) ITEMS:
==========================================================================

ITEM 0002: (AND IF OPTIONS ARE EXERCISED, ITEMS 0006, 0008, 0010 AND 0012:

A.  FMS SHIP PROJECT DIRECTIVES SUPPORT (SPD), SLINs 0002AA, 0002AB,
0002AC, 0002AD, 0002AE - NOTE: Only work that is specific to FMS cases JA-P-LND, LNW, LPE, GVJ and TBDs may be charged to these Line Items. Common support work which benefits mutual customers may not be charged. The Contractor shall provide technical and related services for all DDG 2313 Class ships as follows:

        1. Provide technical input in the preparation of Part Is to all PARMs for all applicable Japanese DDG FMS cases, and prepare FMS special instruction letters, including delivery instructions, shipping requisition assignment, packing requirements and salary data.


                                     -20-                            SECTION C

                                                              N00024-95-C-6443

                                   SCHEDULE

        2. Provide technical assistance and financial analysis in the Price and Availability (P&A) and Letter of Offer and Acceptance (LOA) processes for Japanese DDG follow-on FMS cases. Coordinate the LOA package throughout the AEGIS program to ensure all requirements are included.

        3. Support the implementation process and, utilizing the existing FMIS system in PMS 400, prepare planning and basic SPDs, Parts II and III for all applicable FMS cases.

        4. Recommend and prepare revisions to the SPDs, Parts II and III based on funding changes, PMS 400 direction, PARMs' input and approved ECPs/NECPs. Track and report status of all SPDs and revisions to PMS 400G.

        5. Analyze SPD revision requests from the PARMs and provide recommendations for corrective action.

        6. Provide unique reports and maintain records to support the SPD function as requested.

        7. Provide SPD support in preparation for formal and quarterly reviews with the PARMs.

        8. Provide support in preparation for FMS quarterly program reviews.

B.  FMS (UNSPECIFIED NATIONAL) SPD SUPPORT, SLIN 0002AM -

        1. FMS SPD support for required combat system equipments, including AEGIS Weapon System, procurements. The Contractor shall support the P&A/LOA process and the preparation of all SPDs for procurement of material and services for FMS cases.

C. FMS - MATERIAL MANAGEMENT SUPPORT FOR ALL DDG 2313 CLASS SHIPS AS FOLLOWS, SLINS 0002AF, 0002AG, 0002AH, 0002AJ, 0002AK:

        1. Track PARMs procurement data and status of equipment procurements through the acquisition process to delivery. Monitor best estimated delivery dates (BEDDs) and compare them with required delivery dates
(RDDS).

        2. Identify delivery delays and provide risk assessments, coordinate workarounds and monitor resolution of delinquencies.

        3. Maintain up-to-date databases that reflect contract status, delivery status, accurate nomenclature and ECP data. Provide material management support for program reviews with the PARMs and quarterly program reviews.

        4. Review and analyze change control documents for FMS applicability and determine impact on equipment delivery, cost and SPD.


                                     -21-                            SECTION C

                                                              N00024-95-C-6443

                                   SCHEDULE

        5.  Provide support in preparation of PARMs reviews, SLIN 0002AN.

D. FMS (UNSPECIFIED NATIONAL) MATERIAL MANAGEMENT SUPPORT - The Contractor shall provide management and technical efforts in support of procurements for all GFE and services for procurements. Contractor duties include tracking status of equipment procurement through delivery, identifying delivery delays, providing risk assessments and supporting change control and program reviews.

E.  FMS LIFETIME SUPPORT, SLIN 0002AQ -

        1. Participate in the planning process by providing technical assistance in the preparation of changes which reflect GFE to be procured.

        2. Track PARMs procurement data and status of GFE through acquisition process to delivery. Monitor Best Estimated Delivery Dates (BEDDS) and compare them with required delivery dates (RDDS). Identify delivery delays of GFE that could impact Annual Inspection (AI) schedules. Provide reports that compare planning data, actual data and the impact of variances on the FMS program.

        3. Review and analyze change control documents for FMS applicability to ensure completeness in areas of PMS 400G responsibility. Determine impact on AI schedule. Determine impact on equipment delivery, cost and SPD. Maintain a FMS matrix of all approved ECPs identifying the change and applicable ships.

        4. Coordinate with PARMs to ensure requirements for GFE shipping/receiving documents are understood and used. Monitor shipping documents and discuss discrepancies with PARMs.

        5. Provide unique reports and maintain records to support the SPD and other database functions, as requested.

        6. Attend PARMs reviews in support of the status of lifetime support procurements. Assist PMS 400G in identification and resolution of cost, schedule, technical, and logistic support issues through coordination with the equipment manufacturers, the In-Service Engineering Agent (ISEA), and appropriate AEGIS Program Office personnel.

        7. Participate in meetings for pre-work and Work Definition Conferences (WDC) to ensure timely delivery of GFE to freight forwarder for annual inspections as required.

F.  JAPANESE FOREIGN MILITARY SALES COST AND BUDGET SUPPORT, SLIN 0002AP

        1. The Contractor shall assist in various types of Foreign Military Sales (FMS) budgeting and specialized cost research efforts to enhance the cost analysis, estimating, budgeting and procurement of AEGIS Combat System equipment and services for the Government of Japan. Methods employed will include the following: 1) Analytical


                                     -22-                             SECTION C

                                                              N00024-95-C-6443

                                   SCHEDULE

comparisons of contract cost histories of U.S. and Japanese FMS procurement, including statistical analysis of learning trends, lot quantity effect and other relevant parameters which would affect the cost of Japanese procurement of the DDG 2313-Class ships, their equipment and related services. 2) Analysis of the cost of future engineering changes to the proposal/contract baseline for the Japanese ship cases. 3) Analysis of Japanese FMS work statements, FMS case cost history and contract proposals for Japanese FMS procurement to arrive at a recommended budget for development effort for DDG 2313-Class ships and for Lifetime Support services. 4) Analysis of FMS procurement cost history, including obligation and expenditure data in order to budget for necessary lifetime support services for the Government of Japan. Analysis will also include interviews and discussions with acquisition and support managers to identify FMS requirements. 5) Comparison of Japanese FMS costs with costs for analogous operation of the AEGIS Weapon System in the U.S. Fleet and investigation of rationale for all anomalies which would impact FMS case cost estimates. 6) Computation, preparation of and submission to PMS 400 of the budget exhibits themselves, taking into account the requirements of the Security Assistance Management Manual, the FMS Financial Management Manual and other applicable directives and memoranda for Japanese AEGIS Weapons System cases.

        2. Special Financial Support for DDG 2313 Class Ships (FMS) - The Contractor shall assist the FMS Business and Financial Manager in analyzing the financial structure and execution of active Japanese FMS cases. The Contractor shall prepare detailed execution plans at the sub-SPDLI level and shall analyze and track over/under obligation and expenditure of cases at that level and report to the Business and Financial Manager. Prepare ad hoc studies and analyses as directed for active DDG-2313-Class cases.

        3. Special Financial Support for Japanese FMS Management (FMS) on behalf of PMS 400G, the Contractor shall provide FMS financial management support services for active FMS cases, including, but not limited to assistance in drafting Japanese FMS Ship Project Directives, assistance in drafting and coordinating Japanese FMS Task Planning Sheets, and assistance in valuation of Japanese FMS shipments for insurance declarations.

G. ANALYSIS OF LIFETIME SUPPORT CONTRACT COST AND PRICING FOR AEGIS WEAPON SYSTEM FOR JAPANESE DDG 2313 - CLASS SHIPS (FMS), SLIN 0002AQ

The Contractor shall estimate the cost of all U.S. contract CLIN's for Lifetime Support and shipyard maintenance phases, employing standard analytical cost techniques of labor history analysis, cost improvement (learning) analysis, price level and labor rate adjustment, work force composition analysis, lot quantity and fixed cost analysis, and effects of multi-firm competition in pricing of bids. This effort provides the baseline necessary to properly evaluate Japanese Lifetime Support Requirements.


                                     -23-                             SECTION C

                                                              N00024-95-C-6443

                                   SCHEDULE

H.  FMS (UNSPECIFIED NATIONAL) COST AND BUDGET SUPPORT, SLIN 0002AR

        1. The Contractor shall assist in various types of Foreign Military Sales (FMS) budgeting and specialized cost research efforts to enhance the cost analysis, estimating and budgeting for future procurement of AEGIS Combat System equipment and services. Methods employed will include the following: 1) Analytical comparisons of contract cost histories of U.S. and Unspecified National FMS procurement, including statistical analysis of learning trends, lot quantity effect and other relevant parameters which would affect the cost of FMS procurement of the AEGIS ships, their equipment, and related services. 2) Analysis of the cost of future engineering changes to the proposal/contract baseline for the FMS ship cases. 3) Analysis of Unspecified National FMS work statements, FMS case cost history and contract proposals for Unspecified National FMS procurement to arrive at a recommended budget for future FMS procurement of AEGIS ships and for Lifetime Support services. 4) Analysis of FMS procurement cost history, including obligation and expenditure data in order to budget for necessary lifetime support services for the FMS case. Analysis will also include interviews and discussions with acquisition and support managers to identify FMS requirements. 5) Comparison of Unspecified National FMS costs with costs for analogous operation of the AEGIS Weapon System in the U.S. fleet and investigation of rationale for all anomalies which would impact new FMS case cost estimates. 6) Computation, preparation of and submission to PMS 400 of the budget exhibits themselves, taking into account the requirements of the Security Assistance Management Manual, the FMS Financial Management Manual and other applicable directives.

        2. FMS cost and budget support for future AEGIS Combat System Shipset procurements (FMS) - The Contractor shall provide budgeting and cost research efforts and analysis of financial execution in support of procurements of material and services for future FMS procurements of AEGIS Combat System shipsets.

ITEM 0003 - DATA FOR ITEM 0001, AND IF OPTIONS ARE EXERCISED ITEM(S) 0005, 0007, 0009 AND 0011. The data to be furnished hereunder shall be prepared in accordance with the DD Form 1423 (Contract Data Requirements List), Exhibit A attached hereto.

ITEM 0004 - FMS DATA FOR ITEM 0002, AND IF OPTIONS ARE EXERCISED, ITEM(S) 0006, 0008, 0010 AND 0012. The data to be furnished hereunder shall be prepared in accordance with the DD Form 1423 (Contract Data Requirements List), Exhibit B attached hereto.


                                     -24-                           SECTION C

                                                              N00024-95-C-6443

                                   SCHEDULE

SECTION C (PART 2) - GENERAL REQUIREMENTS

CONTRACTOR'S PROPOSAL (NAVSEA) (SEP 1990)

        (a) Performance of this contract by the Contractor shall be conducted and performed in accordance with detailed obligations to which the Contractor committed itself in Proposal (same as solicitation number) dated 21 Dec 94 in response to NAVSEA Solicitation No. N00024-94-R-6427(O).

        (b) The technical volume(s) of the Contractor's proposal is incorporated by reference and hereby made subject to the provisions of the "ORDER OF PRECEDENCE" (FAR 52.215-33) clause of this contract. Under the "ORDER OF PRECEDENCE" clause, the technical volume of the Contractor's proposal referenced herein is hereby designated as item (f) of the clause, following "the specification" in the order of precedence.



                                     -25-                           SECTION C

                                                              N00024-95-C-6443

                                   SCHEDULE

SECTION D - PACKAGING AND MARKING

ITEMS 0003 AND 0004 - All unclassified data shall be prepared for shipment in accordance with best commercial practice.

Classified reports, data, and documentation shall be prepared for shipment in accordance with DOD 5220.22-M dated 03 January 1991.

MARKING OF REPORTS (NAVSEA) (SEP 1990)

All reports delivered by the Contractor to the Government under this contract shall prominently show on the cover of the report:

        (1)     name and business address of the Contractor
        (2)     contract number
        (3)     contract dollar amount
        (4)     whether the contract was competitively or non-competitively awarded.
        (5)     sponsor:
                           --------------------------------------
                           (Name of Individual Sponsor)

                           --------------------------------------
                           (Name of Requiring Activity)

                           --------------------------------------
                           (City and State)




                                     -26-                             SECTION D

                                                                N00024-95-C-6443

                                   SCHEDULE

SECTION E - INSPECTION AND ACCEPTANCE

ITEMS 0001 AND 0002, AND IF OPTIONS ARE EXERCISED, ITEM(S) 0005 AND 0006, 0007 AND 0008, 0009 AND 0010, AND 0011 AND 0012 - Inspection and acceptance shall be made by the Contracting Officer's Representative (COR) or a designated representative of the Government.

ITEMS 0003 AND 0004 - Inspection and acceptance of all data shall be as specified on the attached Contract Data Requirements List(s), DD Form 1423.

CLAUSES INCORPORATED BY REFERENCE

FAR
SOURCE        TITLE AND DATE
------        --------------
52.246-3      INSPECTION OF SUPPLIES--COST-REIMBURSEMENT (APR 1984)

52.246-5      INSPECTION OF SERVICES--COST-REIMBURSEMENT (APR 1984)


                                     -27-                             SECTION E

                                                                N00024-95-C-6443

                                   SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

The Contractor shall perform the work described in SECTION C, at the level of effort specified in SECTION B, as follows: NOTE* O&MN FUNDED SLINS EXPIRE ANNUALLY ON 30 SEPTEMBER OF THE FY IN WHICH THEY ARE EXERCISED UNLESS OTHERWISE SPECIFIED.

ITEM(S)                        FROM                 TO
-------                   --------------       -------------
0001                      Contract Award       12 MACA*
0002AA                    Contract Award       31 March 1996
0002AB                    Contract Award       31 March 1996
0002AC                    Contract Award       12 MACA*
0002AE                    Contract Award       31 March 1996
0002AF                    Contract Award       31 March 1996
0002AG                    Contract Award       31 March 1996
0002AH                    Contract Award       12 MACA*
0002AK                    Contract Award       31 March 1996
0002AP                    Contract Award       12 MACA*
0002AQ                    Contract Award       31 March 1996
0005 - 0006 (Option)      Option Exercise      12 MAOE**
0007 - 0008 (Option)      Option Exercise      12 MAOE**
0009 - 0010 (Option)      Option Exercise      12 MAOE**
0011 - 0012 (Option)      Option Exercise      12 MAOE**

*  Months After Contract Award
** Months After Option Exercise

ITEMS 0003 AND 0004 - (DATA) All data to be furnished under this contract shall be delivered prepaid to the destination(s) and at the time(s) specified on the Contract Data Requirements List(s), DD Form 1423.

CLAUSES INCORPORATED BY REFERENCE

FAR
SOURCE         TITLE AND DATE
------         --------------
52.212-13      STOP-WORK ORDER (AUG 1989)


                                     -28-                             SECTION F

                                                              N00024-95-C-6443

                                   SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

(a) Enter below the Contractor's address for receipt of payment if such address is different from the address shown on the SF 26 or SF 33, as applicable.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(b) Enter below the address (street and number, city, county, state and zip code) of the Contractor's facility which will administer the contract if such address is different from the address shown on the SF 26 or SF 33, as applicable.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PURCHASING OFFICE REPRESENTATIVE:
        COMMANDER, ATTN: Ms. Kim Whitman
        NAVSEA 0264W, NAVAL SEA SYSTEMS COMMAND,
        2531 JEFFERSON DAVIS HWY, ARLINGTON VA 22242-5160
        Telephone No. 703/602-7501 ext. 644

CONTRACTING OFFICER'S REPRESENTATIVE:
        DRPM AEGIS, ATTN: Ms. Kathleen Gordon
        PMS 400G2
        2531 JEFFERSON DAVIS HWY, ARLINGTON VA 22242-5165
        Telephone No. 703/602-0479 ext. 164

The Contractor shall forward a copy of all invoices to the Contracting Officer's Representative.


                                     -29-                            SECTION G

                                                              N00024-95-C-6443

                                   SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS



NUMBER                  TITLE                                                   PAGE
------                  -----                                                   ----
NAVSEA 5252.202-9101    ADDITIONAL DEFINITIONS (MAY 1993).......................  30

NAVSEA 5252.232-9104    ALLOTMENT OF FUNDS (MAY 1993)...........................  31

NAVSEA 5252.227-9113    GOVERNMENT-INDUSTRY DATA EXCHANGE PROGRAM (MAY 1993)....  31

NAVSEA 5252.216-9122    LEVEL OF EFFORT (JUL 1986)..............................  32

NAVSEA 5252.237-9106    SUBSTITUTION OF PERSONNEL (SEP 1990)....................  34

NAVSEA 5252.242-9115    TECHNICAL INSTRUCTIONS (MAY 1993).......................  34

                           ------------------------

NAVSEA 5252.202-9101    ADDITIONAL DEFINITIONS (MAY 1993)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a)     DEPARTMENT - means the Department of the Navy.

(b) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR) - All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the Defense FAR Supplement (DFARS), unless clearly indicated otherwise.

(c) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation
(DAR) shall be deemed to be references to the appropriate sections of the FAR/DFARS.

(d) NATIONAL STOCK NUMBERS - Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number
(NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

        (1) National Item Identification Number (NIIN). The number assigned to each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.


                                     -30-                             SECTION H

                                                              N00024-95-C-6443

                                   SCHEDULE

        (2) National Stock Number (NSN). The National Stock Number (NSN) for an item of supply consists of the applicable four position Federal Supply Class (FSC) plus the applicable nine position NIIN assigned to the item of supply.

NAVSEA 5252.232-9104    ALLOTMENT OF FUNDS (MAY 1993)

(a) This contract is incrementally funded with respect to both cost and fee. The amount(s) presently available and allotted to this contract for payment of fee for incrementally funded contract line item number/contract subline item number (CLIN/SLIN), subject to the clause entitled "FIXED FEE" (FAR 52.216-8) or "INCENTIVE FEE" (FAR 52.216-10), as appropriate, is specified below. The amount(s) presently available and allotted to this contract for payment of cost for incrementally funded CLINs/SLINs is set forth below. As provided in the clause of this contract entitled "LIMITATION OF FUNDS" (FAR 52.232-22), the CLINs/SLINs covered thereby, and the period of performance for which it is estimated the allotted amount(s) will cover are as follows:

                                               ESTIMATED
ITEM(S)    ALLOTTED TO COST     ALLOTTED TO FEE         PERIOD OF PERFORMANCE
-------    ----------------     ---------------         ---------------------

N/A           $                    $


(b) The parties contemplate that the Government will allot additional amounts to this contract from time to time for the incrementally funded CLINs/SLINs by unilateral contract modification, and any such modification shall state separately the amount(s) allotted for cost, the amount(s) allotted for fee, the CLINs/SLINs covered thereby, and the period of performance which the amount(s) are expected to cover.

(c)     CLINs/SLINs 0001, 0002AA, 0002AB, 0002AC, 0002AE, 0002AF, 0002AG,
0002AH, 0002AK, 0002AP, and 0002AQ are fully funded and performance under these CLINs/SLINs is subject to the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF COST (FACILITIES)" (FAR 52.232-21), as applicable.

(d) The Contractor shall segregate costs for the performance of incrementally funded CLINs/SLINs from the costs of performance of fully funded CLINs/SLINs.

NAVSEA 5252.227-9113    GOVERNMENT-INDUSTRY DATA EXCHANGE PROGRAM
                        (MAY 1993)

(a) The Contractor shall participate in the appropriate interchange of the Government-Industry Data Exchange Program (GIDEP) in accordance with MIL-STD-1556B dated 24 February 1986. Data entered is retained by the program and provided to qualified participants. Compliance with this requirement shall not relieve the Contractor



                                     -31-                            SECTION H

                                                              N00024-95-C-6443

                                   SCHEDULE

from complying with any other requirement of the contract.

(b) The Contractor agrees to insert paragraph (a) of this requirement in any subcontract hereunder exceeding $500,000.00. When so inserted, the word "Contractor" shall be changed to "Subcontractor".

NAVSEA 5252.216-9122            LEVEL OF EFFORT (JUL 1986)

(a) The Contractor agrees to provide the total level of effort specified in the next sentence in performance of the work described in Sections B and C of this contract. The total level of effort for the performance of this contract shall be 1,263,600 total manhours of direct labor, including subcontractor direct labor for those subcontractors specifically identified in the Contractor's proposal as having hours included in the proposed level of effort.

(b) Of the total manhours of direct labor set forth above, it is estimated that *24,589 (Offeror to fill-in) manhours are uncompensated effort. *FILLED IN BY OFFEROR

Uncompensated effort is defined as hours provided by personnel in excess of 40 hours per week without additional compensation for such excess work. All other effort is defined as compensated effort. If no effort is indicated in the first sentence of this paragraph, uncompensated effort performed by the Contractor shall not be counted in fulfillment of the level of effort obligations under this contract.

(c) Effort performed in fulfilling the total level of effort obligations specified above shall only include effort performed in direct support of this contract and shall not include time and effort expended on such things as (local travel to and from an employee's usual work location), uncompensated effort while on travel status, truncated lunch periods, work (actual or inferred) at an employee's residence or other non-work locations, or other time and effort which does not have a specific and direct contribution to the tasks described in Sections B and C.

(d) The level of effort for this contract shall be expended at an average rate of approximately 4,860 hours per week. It is understood and agreed that the rate of manhours per month may fluctuate in pursuit of the technical objective, provided such fluctuation does not result in the use of the total manhours of effort prior to the expiration of the term hereof, except as provided in the following paragraph.

(e) If, during the term hereof, the Contractor finds it necessary to accelerate the expenditure of direct labor to such an extent that the total manhours of effort specified above would be used prior to the expiration of the term, the Contractor shall notify the Contracting Officer in writing setting forth the acceleration required, the probable benefits which would result, and an offer to undertake the acceleration at no increase in the estimated cost or fee together


                                     -32-                           SECTION H

                                                               N00024-95-C-6443

                                   SCHEDULE

with an offer, setting forth a proposed level of effort, cost breakdown, and proposed fee, for continuation of the work until expiration of the term hereof. The offer shall provide that the work proposed will be subject to the terms and conditions of this contract and any additions or changes required by then current law, regulations, or directives, and that the offer, with a written notice of acceptance by the Contracting Officer, shall constitute a binding contract. The Contractor shall not accelerate any effort until receipt of such written approval by the Contracting Officer. Any agreement to accelerate will be formalized by contract modification.

(f) The Contracting Officer may, by written order, direct the Contractor to accelerate the expenditure of direct labor such that the total manhours of effort specified in paragraph (a) above would be used prior to the expiration of the term. This order shall specify the acceleration required and the resulting revised term. The Contractor shall acknowledge this order within five days of receipt.

(g) If the total level of effort specified in paragraph (a) above is not provided by the Contractor during the period of this contract, the Contracting Officer, at its sole discretion, shall either (i) reduce the fee of this contract as follows:

              Fee Reduction = Fee (Required LOE - Expended LOE)
                                  -----------------------------
                                         Required LOE

or (ii) subject to the provisions of the clause of this contract entitled "LIMITATION OF COST" (FAR 52.232-20) or "LIMITATION OF COST (FACILITIES)" (FAR 52.232-21), as applicable, require the Contractor to continue to perform the work until the total number of manhours or direct labor specified in paragraph
(a) above shall have been expended, at no increase in the fee of this contract.

(h) The Contractor shall provide and maintain an accounting system, acceptable to the Administrative Contracting Officer and the Defense Contract Audit Agency (DCAA), which collects costs incurred and effort (compensated and uncompensated, if any) provided in fulfillment of the level of effort obligations of this contract. The Contractor shall indicate on each invoice the total level of effort claimed during the period covered by the invoice, separately identifying compensated effort and uncompensated effort, if any.

(i) Within 45 days after completion of the work under each separately identified period of performance hereunder, the Contractor shall submit the following information in writing to the Contracting Officer with copies to the cognizant Contract Administration Office and to the DCAA office to which vouchers are submitted: (1) the total number of manhours of direct labor expended during the applicable period; (2) a breakdown of this total showing the number of manhours expended in each direct labor classification and associated direct and indirect costs; (3) a breakdown of other costs incurred; and (4) the Contractor's estimate of the total allowable cost incurred under the contract for the period. Within 45 days after completion of the work under the contract, the Contractor shall




                                     -33-                             SECTION H

                                                                N00024-95-C-6443

                                   SCHEDULE

submit, in addition, in the case of a cost underrun; (5) the amount by which the estimated cost of this contract may be reduced to recover excess funds and, in the case of an underrun in hours specified as the total level of effort; and
(6) a calculation of the appropriate fee reduction in accordance with this clause. All submissions shall include subcontractor information.

(j) Notwithstanding any of the provisions in the above paragraphs, the Contractor may furnish manhours up to five percent in excess of the total manhours specified in paragraph (a) above, provided that the additional effort is furnished within the term hereof, and provided further that no increase in the estimated cost or fee is required.

NAVSEA 5252.237-9106    SUBSTITUTION OF PERSONNEL (SEP 1990)

(a) The Contractor agrees that a partial basis for award of this contract is the list of key personnel proposed. Accordingly, the Contractor agrees to assign to this contract those key persons whose resumes were submitted with the proposal necessary to fulfill the requirements of the contract. No substitution shall be made without prior notification to and concurrence of the Contracting Officer in accordance with this requirement.

(b) All proposed substitutes shall have qualifications equal to or higher than the qualifications of the person to be replaced. The Contracting Officer shall be notified in writing of any proposed substitution at least forty-five (45) days, or ninety days if a security clearance is to be obtained, in advance of the proposed substitution. Such notification shall include: (1) an explanation of the circumstances necessitating the substitution; (2) a complete resume of the proposed substitute; and (3) any other information requested by the Contracting Officer to enable him/her to judge whether or not the Contractor is maintaining the same high quality of personnel that provided the partial basis for award.

NAVSEA 5252.242-9115    TECHNICAL INSTRUCTION (MAY 1993)

(a) Performance of the work hereunder shall be subject to written technical instructions signed by the Contracting Officer's Representative specified in Section G of this contract. As used herein, technical instructions are defined to include the following:

        (1) Directions to the Contractor which suggest pursuit of certain lines of inquiry, shift work emphasis, fill in details or otherwise serve to accomplish the contractual statement of work.

        (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications of technical portions of work description.

(b) Technical instructions must be within the general scope of work stated in the contract. Technical instructions may not be used to:


                                     -34-                             SECTION H

                                                                N00024-95-C-6443

                                   SCHEDULE

(1) assign additional work under the contract; (2) direct a change as defined in the "CHANGES" clause of this contract; (3) increase or decrease the contract price or estimated contract amount (including fee), as applicable, the level of effort, or the time required for contract performance; or (4) change any of the terms, conditions or specifications of the contract.

(c) If, in the opinion of the Contractor, any technical instruction calls for effort outside the scope of the contract or is inconsistent with this requirement, the Contractor shall notify the Contracting Officer in writing within ten (10) working days after the receipt of any such instruction. The Contractor shall not proceed with the work affected by the technical instruction unless and until the Contractor is notified by the Contracting Officer that the technical instruction is within the scope of this contract.

(d) Nothing in the foregoing paragraph shall be construed to excuse the Contractor from performing that portion of the contractual work statement which is not affected by the disputed technical instruction.


                                     -35-                              SECTION H

                                                               N00024-95-C-6443

                                   SCHEDULE

SECTION I - CONTRACT CLAUSES

SECTION I-1 - CLAUSES INCORPORATED BY REFERENCE

I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:


FAR
SOURCE          TITLE AND DATE
------          --------------
52.202-1        DEFINITIONS (SEP 1991)

52.203-1        OFFICIALS NOT TO BENEFIT (APR 1984)

52.203-3        GRATUITIES (APR 1984)

52.203-5        COVENANT AGAINST CONTINGENT FEES (APR 1984)

52.203-6        RESTRICTIONS ON SUBCONTRACTOR SALES TO THE
                GOVERNMENT (JUL 1985)

52.203-7        ANTI-KICKBACK PROCEDURES (OCT 1988)

52.203-10       PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                ACTIVITY (SEP 1990)

52.203-12       LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN
                FEDERAL TRANSACTIONS (JAN 1990) (Applies if this
                contract exceeds $100,000.)

52.203-13       PROCUREMENT INTEGRITY--SERVICE CONTRACTING (SEP 1990)

52.204-2        SECURITY REQUIREMENTS (APR 1984)

52.208-1        REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED
                ITEMS (APR 1984)

52.209-6        PROTECTING THE GOVERNMENT'S INTEREST WHEN
                SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                SUSPENDED, OR PROPOSED FOR DEBARMENT (NOV 1992)


Cost-Reimbursement Supply - 27 June 1994
Updated through FAC 90-20 and DAC 91-6



                                     -36-                             SECTION I

                                                               N00024-95-C-6443

                                   SCHEDULE

FAR
SOURCE          TITLE AND DATE
------          --------------
52.210-5        NEW MATERIAL (APR 1984)

52.210-7        USED OR RECONDITIONED MATERIAL, RESIDUAL INVENTORY, AND
                FORMER GOVERNMENT SURPLUS PROPERTY (APR 1984)

52.212-8        DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

52.215-1        EXAMINATION OF RECORDS BY COMPTROLLER GENERAL (FEB 1993)

52.215-2        AUDIT--NEGOTIATION (FEB 1993)

52.215-22       PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA
                (JAN 1991)

52.215-23       PRICE REDUCTION FOR DEFECTIVE COST OR PRICING
                DATA--MODIFICATIONS (DEC 1991)

52.215-24       SUBCONTRACTOR COST OR PRICING DATA (DEC 1991)

52.215-25       SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS
                (DEC 1991)

52.215-27       TERMINATION OF DEFINED BENEFIT PENSION PLANS (SEP 1989)

52.215-33       ORDER OF PRECEDENCE (JAN 1986)

52.215-39       REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT
                BENEFITS OTHER THAN PENSIONS (PRB) (JUL 1991)

52.216-7        ALLOWABLE COST AND PAYMENT (JUL 1991)

52.216-8        FIXED FEE (APR 1984)

52.219-8        UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL
                DISADVANTAGED BUSINESS CONCERNS (FEB 1990)

52.219-9        SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS
                SUBCONTRACTING PLAN (JAN 1991)




                                     -37-                             SECTION I


                                                              N00024-95-C-6443

                                   SCHEDULE

FAR
SOURCE          TITLE AND DATE
------          --------------

52.219-13       UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES (AUG 1986)

52.219-16       LIQUIDATED DAMAGES--SMALL BUSINESS SUBCONTRACTING PLAN
                (AUG 1989)

52.220-3        UTILIZATION OF LABOR SURPLUS AREA CONCERNS (APR 1984)

52.220-4        LABOR SURPLUS AREA SUBCONTRACTING PROGRAM (APR 1984)

52.222-1        NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)

52.222-3        CONVICT LABOR (APR 1984)

52.222-4        CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME
                COMPENSATION (MAR 1986)

52.222-20       WALSH-HEALEY PUBLIC CONTRACTS ACT (APR 1984)

52.222-26       EQUAL OPPORTUNITY (APR 1984)

52.222-28       EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS
                (APR 1984) (Applies if this contract is $1,000,000 or
                more.) (As used in the foregoing clause, the term
                "Contracting Officer" shall be deemed to mean the
                "Administrative Contracting Officer (ACO)".)

52.222-35       AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                VETERANS (APR 1984)

52.222-36       AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

52.222-37       EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS
                OF THE VIETNAM ERA (JAN 1988)

52.223-2        CLEAN AIR AND WATER (APR 1984)


                                     -38-                            SECTION I

                                                              N00024-95-C-6443

                                   SCHEDULE

FAR
SOURCE          TITLE AND DATE
------          --------------

52.223-6        DRUG-FREE WORKPLACE (JUL 1990)

52.225-10       DUTY-FREE ENTRY (APR 1984) (Applies if this contract
                exceeds $100,000.)

52.225-11       RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)

52.225-14       INCONSISTENCY BETWEEN ENGLISH VERSION AND TRANSLATION OF
                CONTRACT (AUG 1989)

52.226-1        UTILIZATION OF INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC
                ENTERPRISES (AUG 1991)

52.227-1        AUTHORIZATION AND CONSENT (APR 1984) AND
and Alt I       ALTERNATE I (APR 1984)

52.227-2        NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                INFRINGEMENT (APR 1984)

52.227-10       FILING OF PATENT APPLICATIONS--CLASSIFIED SUBJECT MATTER
                (APR 1984)

52.228-7        INSURANCE--LIABILITY TO THIRD PERSONS (APR 1984)

52.230-2        COST ACCOUNTING STANDARDS (AUG 1992)

52.230-3        DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES
                (AUG 1992)

52.230-5        ADMINISTRATION OF COST ACCOUNTING STANDARDS (AUG 1992)

52.232-9        LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

52.232-17       INTEREST (JAN 1991)

52.232-20       LIMITATION OF COST (APR 1984) (Applies if this contract
                contains fully funded line items.)


                                     -39-                           SECTION I

                                                               N00024-95-C-6443

                                   SCHEDULE

FAR
SOURCE          TITLE AND DATE
------          --------------
52.232-22       LIMITATION OF FUNDS (APR 1984) (Applies if this contract
                contains incrementally funded line items.)

52.232-23       ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE I (APR 1984)
and Alt I

52.232-25       PROMPT PAYMENT (MAR 1994)

52.232-28       ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (APR 1989)

52.233-1        DISPUTES (MAR 1994) AND ALTERNATE I (DEC 1991)
and Alt I

52.233-3        PROTEST AFTER AWARD (AUG 1989) AND ALTERNATE I (JUN 1985)
and Alt I

52.237-3        CONTINUITY OF SERVICES (JAN 1991)

52.242-1        NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

52.242-10       F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE
                (APR 1984)

52.242-11       F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR INDICIA MAIL
                (FEB 1993)

52.242-12       REPORT OF SHIPMENT (REPSHIP) (DEC 1989)

52.242-13       BANKRUPTCY (APR 1991)

52.243-2        CHANGES--COST-REIMBURSEMENT (AUG 1987) AND ALTERNATE II
and Alt II      (APR 1984)

52.243-6        CHANGE ORDER ACCOUNTING (APR 1984)

52.244-2        SUBCONTRACTS (COST-REIMBURSEMENTS AND LETTER CONTRACTS)
and Alt I       (JUL 1985) AND ALTERNATE I (APR 1985)

52.244-5        COMPETITION IN SUBCONTRACTING (APR 1984)



                                     -40-                             SECTION I

                                                               N00024-95-C-6443

                                   SCHEDULE

FAR
SOURCE          TITLE AND DATE
------          --------------
52.245-5        GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL,
                OR LABOR-HOUR CONTRACTS) (JAN 1986)

52.246-23       LIMITATION OF LIABILITY (APR 1984)

52.246-24       LIMITATION OF LIABILITY--HIGH VALUE ITEMS (APR 1984)

52.246-25       LIMITATION OF LIABILITY--SERVICES (APR 1984)

52.247-1        COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)

52.248-1 VALUE ENGINEERING (MAR 1989) (Applies if this contract equals or exceeds $100,000.)

52.249-6        TERMINATION (COST-REIMBURSEMENT) (MAY 1986)

52.249-14       EXCUSABLE DELAYS (APR 1984)

52.251-1        GOVERNMENT SUPPLY SOURCES (APR 1984)

52.253-1        COMPUTER GENERATED FORMS (JAN 1991)



                                     -41-                             SECTION I

                                                              N00024-95-C-6443

                                   SCHEDULE

II.     DEFENSE FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

DFARS SOURCE    TITLE AND DATE
------------    --------------

252.201-7000    CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)
                (Applies if this contract requires a Contracting
                Officer's Representative (COR).)

252.203-7000    STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER DEPARTMENT OF
                DEFENSE EMPLOYEES (DEC 1991) (Applies if this contract exceeds $100,000.)

252.203-7001    SPECIAL PROHIBITION ON EMPLOYMENT (APR 1993)

252.203-7002    DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
                (Applies if this contract exceeds $5,000,000.)

252.203-7003    PROHIBITION AGAINST RETALIATORY PERSONNEL ACTIONS (APR 1992)
                (Applies if this contract exceeds $500,000.)

252.204-7000    DISCLOSURE OF INFORMATION (DEC 1991)

252.204-7003    CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)

252.205-7000    PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS
                (DEC 1991) (Applies if this contract exceeds $500,000.)

252.209-7000    ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION
                UNDER THE INTERMEDIATE-RANGE NUCLEAR FORCE (INF) TREATY
                (DEC 1991)

252.210-7003    ACQUISITION STREAMLINING (DEC 1991)

252.215-7000    PRICING ADJUSTMENTS (DEC 1991)

252.215-7001    AVAILABILITY OF CONTRACTOR RECORDS (DEC 1991)

252.215-7002    COST ESTIMATING SYSTEM REQUIREMENTS (DEC 1991)

252.215-7003    INDUSTRIAL MODERNIZATION INCENTIVE PROGRAM (DEC 1991)



                                     -42-                            SECTION I

                                                              N00024-95-C-6443

                                   SCHEDULE

DFARS SOURCE    TITLE AND DATE
------------    --------------

252.222-7001    RIGHT OF FIRST REFUSAL OF EMPLOYMENT--CLOSURE OF
                MILITARY INSTALLATIONS (APR 1993)

252.223-7004    DRUG-FREE WORK FORCE (SEP 1988)

252.225-7001    BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (JAN 1994)

252.225-7002    QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 1991)

252.225-7009    DUTY-FREE ENTRY--QUALIFYING COUNTRY END PRODUCTS
                AND SUPPLIES (DEC 1991)

252.225-7010    DUTY-FREE ENTRY-ADDITIONAL PROVISIONS (DEC 1991)

252.225-7012    PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (MAY 1994)

252.225-7014    PREFERENCE FOR DOMESTIC SPECIALTY METALS (DEC 1991)
and Alt I       AND ALTERNATE I (DEC 1991)

252.225-7015    PREFERENCE FOR DOMESTIC HAND OR MEASURING TOOLS (DEC 1991)

252.225-7016    RESTRICTION ON ACQUISITION OF ANTIFRICTION BEARINGS
                (APR 1993)

252.225-7017    PREFERENCE FOR UNITED STATES AND CANADIAN VALVES AND
                MACHINE TOOLS (APR 1992)

252.225-7022    RESTRICTION ON ACQUISITION OF POLYACRYL-ONITRILE
                (PAN) BASED CARBON FIBER (DEC 1991)

252.225-7025    FOREIGN SOURCE RESTRICTIONS (APR 1993)

252.225-7026    REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED
                STATES (APR 1993) (Applies if this contract exceeds
                $500,000 or is modified to exceed $500,000.)

252.225-7028    EXCLUSIONARY POLICIES AND PRACTICES OF FOREIGN GOVERNMENTS
                (DEC 1991)



                                     -43-                          SECTION I

                                                                N00024-95-C-6443

                                   SCHEDULE

DFARS SOURCE    TITLE AND DATE
------------    --------------
252.225-7031    SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

252.225-7034    RESTRICTION OF ACQUISITION OF COAL PETROLEUM PITCH CARBON
                FIBER (MAY 1994)

252.227-7013    RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE (OCT 1988)

252.227-7018    RESTRICTIVE MARKINGS ON TECHNICAL DATA (OCT 1988)

252.227-7027    DEFERRED ORDERING OF TECHNICAL DATA AND COMPUTE SOFTWARE
                (OCT 1988)

252.227-7029    IDENTIFICATION OF TECHNICAL DATA (APR 1988)

252.227-7030    TECHNICAL DATA--WITHHOLDING OF PAYMENT (OCT 1988)

252.227-7031    DATA REQUIREMENTS (OCT 1988)

252.227-7036    CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)

252.227-7037    VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (APR 1988)

252.231-7000    SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.231-7001    PENALTIES FOR UNALLOWABLE COSTS (MAY 1994)
                (Applies if this contract exceeds $100,000.)

252.232-7006    REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING OF
                FRAUD (AUG 1992)

252.233-7000    CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF
                (MAY 1994)

252.242-7000    POSTAWARD CONFERENCE (DEC 1991)

252.242-7003    APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/
                INSTRUCTIONS (DEC 1991)


                                     -44-                              SECTION I

                                                                N00024-95-C-6443

                                   SCHEDULE

DFARS SOURCE    TITLE AND DATE
------------    --------------
252.242-7004    MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (DEC 1991) (Applies
                if this contract exceeds $25,000, unless it is set aside exclusively for a small business or small disadvantaged business concern.)

252.245-7001    REPORTS OF GOVERNMENT PROPERTY (MAY 1994)

252.246-7000    MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

252.249-7001    NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT (DEC 1991)
                (Applies if this contract equals or exceeds $5 million.)

252.249-7002    NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR REDUCTION (MAY
                1994)

252.251-7000    ORDERING FROM GOVERNMENT SUPPLY SOURCES (DEC 1991)


                                     -45-                              SECTION I

                                                               N00024-95-C-6443

                                   SCHEDULE

SECTION I-2 - CLAUSES INCORPORATED IN FULL TEXT

FAR 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-- MODIFICATION (NOV 1990)

(a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

(c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

CERTIFICATION OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)

        (1)     I, _______________________ (Name of certifier), am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or
(f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C.
423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ____________ (Contract and modification number).

        (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of ____________ (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.




                                     -46-                             SECTION I

                                                              N00024-95-C-6443

                                   SCHEDULE

        (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS)

--------------------------------------------

--------------------------------------------
(Signature of the officer or employee responsible for the modification proposal and date)

--------------------------------------------
(Typed name of the officer or employee responsible for the modification proposal)

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                            (End of certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the Contractor. If a Contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.


                                     -47-                              SECTION I

                                                              N00024-95-C-6443

                                   SCHEDULE

FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 1989) (NAVSEA VARIATION) (FEB 1994)

(a) The Government may extend the term of the contract by written notice(s) to the Contractor within the period(s) specified below. If more than one option exists, each option is independent of any other option, and the Government has the right to unilaterally exercise any such option whether or not it has exercised other options.

        ITEM(S)                 LATEST OPTION EXERCISE DATE
        -------                 ---------------------------
        0005 and 0006           On or before 7 September 1996
        0007 and 0008           On or before 7 September 1997
        0009 and 0010           On or before 7 September 1998
        0011 and 0012           On or before 7 September 1999

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any option(s) under this clause, shall not exceed five (5) years, however, in accordance with paragraph (g) of the requirement of this contract entitled "LEVEL OF EFFORT" (NAVSEA 5252.216-9122), if the total manhours delineated in paragraph (a) of the LEVEL OF EFFORT requirement, have not been expended within the period specified above, the Government may require the Contractor to continue to perform the work until the total number of manhours specified in paragraph (a) of the aforementioned requirement have been expended.

FAR 52.222-2  PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed zero dollars or the overtime premium is paid for work--

        (1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

        (2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

        (3) To perform tests, industrial processes, laboratory procedures, loading or unloading transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or



                                     -48-                            SECTION I

                                                              N00024-95-C-6443

                                   SCHEDULE

        (4)     That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall--

        (1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

        (2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

        (3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each effected contract; and

        (4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

FAR 52.252-2  CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

        This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

FAR 52.252-6  AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any Defense FAR Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

DFARS 252.242-7001  CERTIFICATION OF INDIRECT COSTS (DEC 1991)

(a)     The Contractor shall--

        (1) Certify any proposal to establish or modify billing rates or to establish final indirect cost rates;

        (2) Use the format set forth in paragraph (c) of this clause to certify; and



                                     -49-                            SECTION I

                                                               N00024-95-C-6443

                                   SCHEDULE

        (3) Have the certificate signed by an individual of the Contractor's organization at a level no lower than a vice president or chief financial officer of the business segment of the Contractor that submits the proposal.

(b) Failure by the Contrctor to submit a signed certificate, as described in this clause, shall result in payment of indirect cost at rates unilaterally established by the Government.

(c)     The certificate of indirect costs shall read as follows:

                        CERTIFICATE OF INDIRECT COSTS

        This is to certify that to the best of my knowledge and belief:

        1.      I have reviewed this indirect cost proposal;

        2. All costs included in this proposal (identify, date) to establish billing or final indirect cost rates for (identify period covered by rate) are allowable in accordance with the requirements of contracts to which they apply and with the cost principles of the Department of Defense applicable to those contracts;

        3. This proposal does not include any costs which are unallowable under applicable cost principles of the Department of Defense, such as (without limitation): advertising and public relations costs, contributions and donations, entertainment costs, fines and penalties, lobbying costs, defense of fraud proceedings, and goodwill; and

        4. All costs included in this proposal are properly allocable to Defense contracts on the basis of a beneficial or causal relationship between the expenses incurred and the contracts to which they are allocated in accordance with applicable acquisition regulations.

        I declare under penalty or perjury that the foregoing is true and correct.

Firm:
                                -----------------------------------
Signature:
                                -----------------------------------
Name of Corporate Official:
                                -----------------------------------
Title:
                                -----------------------------------
Date of Execution:
                                -----------------------------------

DFARS 252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991)

(a)     Definitions.  As used in this clause--

        (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

        (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.




                                     -50-                             SECTION I

                                                                N00024-95-C-6443

                                   SCHEDULE

        (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

        (4) "Ocean transportation" means any transportation aboard a ship, boat barge, or ferry through international waters.

        (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime Contractor whose contractual obligation to perform results from, or is conditioned upon, award of the price contract and who is performing any part of the work or other requirement of the prime contract.

        (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                (i) An item is clearly identifiable or eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                (ii) "Supplies" include (but is not limited to) public works, buildings and facilities; ships; floating equipment and vessels or every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools, material; equipment; stores of all kinds; end items; construction materials; and the components of the foregoing.

        (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

        (1)     U.S.-flag vessels are not available for timely shipment;

        (2)     The freight charges are excessive or unreasonable; or

        (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedule. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain a minimum--

        (1)     Type, weight, and cube of cargo;

        (2)     Required shipping date;

        (3)     Special handling and discharge requirements;

        (4)     Loading and discharge points;

        (5)     Name of shipper and consignee;

        (6)     Prime contract number; and

        (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two (2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.


                                     -51-                            SECTION I

                                                              N00024-95-C-6443

                                   SCHEDULE

(d) The Contractor shall, within thirty (30) days after shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information --

        (1)     Prime contract number;
        (2)     Name of vessel;
        (3)     Vessel flag of registry;
        (4)     Date of loading;
        (5)     Port of loading;
        (6)     Port of final discharge;
        (7)     Description of commodity;
        (8)     Gross weight in pounds and cubic feet if available;
        (9)     Total ocean freight in U.S. dollars; and
       (10)     Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief --

        (1) No ocean transportation was used in the performance of this contract;

        (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under this contract;

        (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

        (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following form:


                   ITEM            CONTRACT
               DESCRIPTION        LINE ITEMS        QUANTITY





        Total

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g), in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.


                                     -52-                              SECTION I

                                                              N00024-95-C-6443

                                   SCHEDULE

SECTION J - LIST OF ATTACHMENTS

The following document(s), exhibit(s), and other attachment(s) form a part of this contract:

Contract Data Requirements List(s), DD Form 1423 - Exhibit "A", 14 page(s) and Exhibit "B", 9 page(s);

Financial Accounting Data Sheet(s) - Attachment A, 2 page(s);

Contract Security Classification Specification, DD Form 254 - Attachment B, 3 page(s);



                                     -53-                              SECTION J

                              CONTRACT SECURITY

                         CLASSIFICATION SPECIFICATION

                                 DD FORM 254

                                ATTACHMENT "B"

           DEPARTMENT OF DEFENSE                 1. CLEARANCE AND SAFEGUARDING
CONTRACT SECURITY CLASSIFICATION SPECIFICATION   a. Facility Clearance Required
                                                    SECRET
(The requirements of the DoD Industrial          b. Level of Safeguarding
Security Manual apply to all security aspects       Required
of this effort.)                                    SECRET

2. THIS SPECIFICATION IS FOR:              3. THIS SPECIFICATION IS:
    (X and complete as applicable)            (X and complete as applicable)                  DATE (YY-MMM-CO)
X  a. PRIME CONTRACT NUMBER                X  a. ORIGINAL (Complete date in all cases)        95-JUN-30
      N00024-95-C-6443                        b. REVISED (Supersedes all previous specs)    REVISION NO.   DATE (YY-MM-DD)
   b. SUBCONTRACT NUMBER                                        c. FINAL (Complete Item 5 in all cases)    DATE (YY-MMM-DD)
   c. SOLICITATION OR OTHER NUMBER   DUE DATE (YY-MM-DD)
X     N00024-94-PR-40037

4. IS THIS A FOLLOW ON CONTRACT?      / / YES   /X/ NO      If Yes, complete the following:

   Classified material received or generated under___________________________  (Preceding Contract Number) is transferred to this follow-on contract.

5. IS THIS A FINAL DO FORM 254?       / / YES   /X/ NO      If Yes, complete the following:

   In response to the contractor's request dated___________, retention of the identified classified material is authorized for the period of ______________________________________.

6. CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)
   a. NAME, ADDRESS, AND ZIP CODE                       b. CAGE CODE     c. COGNIZANT SECURITY OFFICE (Home, Address, and Zip)

   ANADAC, INC.                                         OCBB2            CAPITAL AREA, DIS
   2011 CRYSTAL DRIVE                                                    DIRECTOR OF INDUSTRIAL SECURITY
   SUITE 401                                                             HOFFMAN BUILDING #1, ROOM 748
   ARLINGTON, VA  22202-4177                                             ALEXANDRIA, VA 22331-1000

7. SUBCONTRACTOR
   a. NAME, ADDRESS, AND ZIP CODE                       b. CAGE CODE     c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip)


8. ACTUAL PERFORMANCE
   a. LOCATION                                          b. CAGE CODE     c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip)



9. GENERAL IDENTIFICATION OF THIS PROCUREMENT
   PROGRAM SUPPORT FOR THE AEGIS OPERATIONS DIVISION


10. THIS CONTRACT WILL REQUIRE ACCESS TO:       YES    NO      11. IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL      YES    NO
 a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION                a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT ANOTHER
 b. RESTRICTED DATA                                     X          CONTRACTOR'S FACILITY OR A GOVERNMENT ACTIVITY               X
 c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION          X       b. RECEIVE CLASSIFIED DOCUMENTS ONLY                            X
 d. FORMERLY RESTRICTED DATA                            X       c. RECEIVE AND GENERATE CLASSIFIED MATERIAL               X
 e. INTELLIGENCE INFORMATION                            X       d. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE              X
    (1) Sensitive Compartmented Information (SCI)               e. PERFORM SERVICES ONLY                                        X
    (2) Non-SCI                                                 f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE THE
 f. SPECIAL ACCESS INFORMATION                          X          U.S., PUERTO RICO, U.S. POSSESSIONS AND TRUST                X
 g. NATO INFORMATION                                               TERRITORIES
 h. FOREIGN GOVERNMENT INFORMATION                              g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL
 i. LIMITED DISSEMINATION INFORMATION                   X          INFORMATION CENTER (DTC) OR OTHER SECONDARY
 j. FOR OFFICIAL USE ONLY INFORMATION                              DISTRIBUTION CENTER                                    X     X
 k. OTHER (Specify)                                     X       h. REQUIRE A COMSEC ACCOUNT                                     X
                                                        X       i. HAVE TEMPEST REQUIREMENTS                                    X
                                                        X       j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS                X
                                                        X       k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE             X
                                                        X       l. OTHER (Specify)                                              X
                                                        X

DD Form 254, DEC 90                        Previous editions are obsolete

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release.

     [ ] Direct    [X] Through (Specify)

Commander, Naval Sea Systems Command  (SEA OOD)

In the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.

*In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.

13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach or forward under separate correspondence any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

SECURITY CLASSIFICATION GUIDANCE IS AS FOLLOWS:
OPNAVINST S5513.2B-16    (U) CRYPTO INSTALLATIONS
OPNAVINST S5513.2B-31.4  (U) HARPOON WEAPON SYSTEM (A/R/UGM-84)
OPNAVINST S5513.2B-39.2  (U) LAMPS, MK III
OPNAVINST S5513.2B-51    (U) SH-2, LAMPS MK I
OPNAVINST S5513.2B-71    (U) TOMAHAWK CRUISE MISSILE (BGM-109) (SLCM, ALCM)
OPNAVINST S5513.3B-11    (U) AEGIS, MK-7
OPNAVINST S5513.3B-17    (U) COMBATANT SHIPS (LESS SUBMARINES)
OPNAVINST S5513.3B-22    (C) DRAG AND NOISE REDUCTION SHIPBOARD AND/OR TORPEDO
OPNAVINST S5513.3B-36    (U) LAUNCHING, SHPBRD CHAFF DECOY SYS/PROG (CHAFFROC)
OPNAVINST S5513.3B-37    (U) MK41 VERTICAL LAUNCH SYSTEMS (VLS)
OPNAVINST S5513.3B-53    (U) PROTECTION TECHNOLOGY, SHIP PASSIVE
OPNAVINST S5513.3B-57    (U) SILENCING DATA, SHIP
OPNAVINST S5513.3B-62    (U) STANDARD MISSILE 1 (SM-1) DTD 21 APR 94
OPNAVINST S5513.3B-63    (U) STANDARD MISSILE 2 (SM-2) DTD 22 JUN 93
OPNAVINST S5513.3B-74    (U) VIBRATION DATA, SHIP
OPNAVINST S5513.3B-83    (U) GUN FIRE CONTROL SYSTEM MK-86
OPNAVINST S5513.3B-86    (U) VERTICAL LAUNCH ASROC (VLA)
OPNAVINST S5513.3C-12    (U) CLOSE IN WEAPON SYSTEM (CIWS) (PHALANX)
OPNAVINST S5513.3C-52    (C) PROPULSORS, SURFACE SHIP
OPNAVINST S5513.3C-82    (U) AN/SQS-26, AN/SQS-53, AN/SQS-53, AN/ARR-75, ETC.
OPNAVINST S5513.3C-84    (S) AN/SLQ-25, NIXIE
OPNAVINST S5513.3C-88    (U) AN/SQQ-89 (V)
OPNAVINST S5513.3C-91    (U) LOW OBSERVABLE
OPNAVINST S5513.3C-96    (C) LOW OBSERVABLE (FORMERLY LIMIT DRAGON)
OPNAVINST S5513.6C-12    (U) HIGH FREQUENCY COMMUNICATION IMPROVEMENT & MOD
OPNAVINST S5513.6C-21    (U) SATELLITE COMMUNICATIONS, FLEET
OPNAVINST S5513.6C-39    (U) TSEC/KG-84C
OPNAVINST S5513.8B-03    (U) ECM/ECCM, GENERAL

14.  ADDITIONAL SECURITY REQUIREMENTS.  Requirements, in addition to ISM
     requirements, are established for this contract. (If yes    [ ] YES  [X] NO
     identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use item 13 if additional space is needed.)

************************REMARKS CONTINUED ON PAGE 3****************************


15.  INSPECTIONS.  Elements of this contract are outside the    [ ] YES  [X] NO
     inspection responsibility of the cognizant security office. (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use item 13 if additional space is needed.)


16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.

a.  TYPED NAME OF CERTIFYING OFFICIAL       b. TITLE
        M. FRANCES HIGGINBOTHAM             CONTRACTING OFFICER FOR
                                            SECURITY MATTERS

c.  TELEPHONE (include Area Code)
     (703)  602-3783

d.  ADDRESS (include Zip Code)     17. REQUIRED DISTRIBUTION:
    NAVAL SEA SYSTEMS COMMAND      [X]  a. CONTRACTOR
    ARLINGTON VA 22242-5160        [ ]  b. SUBCONTRACTOR
                                   [X]  c. COGNIZANT SECURITY OFFICE FOR
                                           PRIME AND SUBCONTRACTOR
e.  SIGNATURE                      [ ]  d. U.S. ACTIVITY RESPONSIBLE FOR
                                           OVERSEAS SECURITY ADMINISTRATION
                                   [X]  e. ADMINISTRATIVE CONTRACTING OFFICER
                                   [ ]  f. OTHERS AS NECESSARY

                                 Form DD-254                             Page 3
                                 Continuation


                          Contract Number: 95-C-6443
                      Procurement Request: 94-PR-40037


SECURITY CLASSIFICATION GUIDANCE IS CONTINUED AS FOLLOWS:

OPNAVINST S5513.8B-18    RADAR, GENERAL
OPNAVINST S5513.8B-38    AN/SLQ-32(V)1,A(V)1,(V)2A,(V)2,(V)3,A(V)3,(V)4/5
OPNAVINST S5513.9B-12    NUCLEAR ELECTROMAGNETIC PULSE (NEMP)
NARRATIVE: 9T-CNO       CNO LTR SER 09N2/3U532164 DTD 25 FEB 93 (LIMDIS)

                                                             N00024-94-R-6427(Q)


                      CONTRACT DATA REQUIREMENTS LIST(s)

                                 DD FORM 1423

                            EXHIBIT(s) "A" and "B"

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           CONTRACTOR'S PROGRESS, STATUS AND
    A001                   MANAGEMENT REPORT

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MGMT-80227                                    SOW CLIN 0001, PARAA            PMS400G2                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               MTHLY               35DAC
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             -0-                 10DARP                                                Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 5:  Thru K.
                                                                                             PMS400E3                   1
     Block 9:  The contractor shall obtain the proper distribution                           NAVSEA 026                 1
     statement from PMS400G2 prior to submittal.











                                                                                             15.  TOTAL           0     3       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 1 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           SEE BLK 16
    A002

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0001, PARA.A.          PMS400G2/G7/G8                  TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               ASREQ               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                                                 SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 3:  The subtitle will be identified in the technical                              PMS400G7                   1
     instruction.                                                                            PMS400G8                   1

     Block 5:  Through K.

     Block 9: The contractor shall obtain the proper distribution statement from the cognizant manager prior to submittal.

     Blocks 12 & 13:  In accordance with the technical instruction.









                                                                                             15.  TOTAL           0     3       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 2 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           ASPD STATUS REPORTS
    A003

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0001 (SEE BLK 16)      PMS400G2                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               BI-WEEKLY           SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                             0                    SUBMISSION                                     Draft
                                                                  SEE BLK 16                                           Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 5:  Paragraphs A.4.                                                               PMS400G21                  1
     Block 9:  The contractor shall obtain the proper distribution                           PMS400G22                  1
     statement from PMS400G2 prior to submittal.                                             PMS400G23                  1
     Blocks 12 & 13:  As directed by the cognizant manager.                                  PMS400G7                   1
                                                                                             PMS400G8                   1








                                                                                             15.  TOTAL           0     6       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 3 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY SERVICES           CONFIGURATION BASELINES
    A004

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-080508                                   SOW CLIN 0001, PARA.A.2        PMS400G2                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               ANNLY               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 SEE BLK 16

     Block 9: The contractor shall obtain the proper distribution statement from PMS400G2 prior to submittal.

     Blocks 12 & 13:  As directed by the cognizant manager.

     Block 14:  As specified in the Technical Instruction.









                                                                                             15.  TOTAL           0     0       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 4 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           CONFERENCE AGENDA
    A005

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-ADMIN-81249                                   SOW CLIN 0001 (SEE BLK 16)      PMS400G7                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               ASREQ               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          N/A               11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                                                 SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 SEE BLK 16
     Block 5:  Paragraphs B.14 and B.15.

     Block 12 & 13:  As directed by the cognizant manager.

     Block 14: As specified in the Technical Instruction.












                                                                                             15.  TOTAL           0     0       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 5 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           PRESENTATION MATERIAL
    A006

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-A-3024A                                       SOW CLIN 0001 PARA A            PMS400G2/G7/G8                  TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               ASREQ               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                                                 SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 4:  The format and medium of the presentation material shall                      PMS400G7                   1
     be hard copies of vugraphs as described in Para. 10.3.A. of                             PMS400G8                   1
     DI-A-3024A.

     Block 5:  Thru K.

     Block 9: The contractor shall obtain the proper distribution statement from PMS400G cognizant manager prior to submittal.

     Blocks 12 & 13:  As required by the cognizant manager.











                                                                                             15.  TOTAL           0     3       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 6 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           CONFERENCE MINUTES
    A007

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-ADMIN-81250                                   SOW CLIN 0001  PARA. B.14.      PMS400G7                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               ASREQ               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                                                 SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400G7                   1
     Block 5:  Paragraphs B.15 and D2                                                        PMS400G2                   1

     Block 9:  The contractor shall obtain the proper distribution                           MEETING AT-
     statement from PMS400G7 prior to submittal.                                              TENDEES

     Blocks 12 & 13: Witin 10 working days after each review or meeting.

     Blocks 14 & 15: In addition to the distribution and quantities in blocks 14 and 15, include X copies for meeting attendees where X equals the additional number of attendees.









                                                                                             15.  TOTAL           0     2       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 7 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           CCB ANALYSIS/ECP MATRIX
    A008

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0001, PARA. B.13.      PMS400G7                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               MTHLY               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400G7                   1
     Block 9:  The contractor shall obtain the proper distribution                           PMS400G2                   1
     statement from PMS400G7 prior to submittal.                                             PMS400G21                  1

     Blocks 12 & 13:  As directed by the cognizant manager.











                                                                                             15.  TOTAL           0     3       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 8 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           CONTRACTOR PERFORMANCE ANALYSIS
    A009

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0001 PARA J.1.         PMS400G8                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               QRTLY               90DAC
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   90DARP                                                Reg    Repro

16.  REMARKS                                                                                 PMS400G8                   1
     Block 9:  The contractor shall obtain the proper distribution                           PMS400G7                   1
     statement from the cognizant manager.                                                   PMS400E2                   1











                                                                                             15.  TOTAL           0     3       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 9 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           TRACKING MATRIX
    A010

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0001 PARA. E.1         PMS400E2                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               QRTLY               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400E2                   1
     Block 9:  The contractor shall obtain the proper distribution                           PMS400G7                   1
     statement from PMS400E2 prior to submittal.                                             PMS400G8                   1
                                                                                             PMS400G2
     Blocks 12 & 13:  In accordance with the Technical Instruction as directed by the cognizant manager.










                                                                                             15.  TOTAL           0     4       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                       Page 10 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           PROGRAM DESCRIPTIVE
    A011                                                               SUMMARIES

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0001 PARA. E.2.        PMS400E2                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               SEMIANNUAL          SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400E2                   1
     Block 9:  The contractor shall obtain the proper distribution                           PMS400G7                   1
     statement from cognizant manager prior to submittal.                                    PMS400G8                   1
                                                                                             PMS400G2                   1
     Blocks 12 & 13:  In accordance with the Technical Instruction as directed by the cognizant manager.









                                                                                             15.  TOTAL           0     4       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                       Page 11 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES
    A012

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0001 PARA E.3          PMS400E2                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               QRTLY               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400E2                   1
     Block 9:  The contractor shall obtain the proper distribution                           PMS400G2                   1
     statement from PMS400E2 prior to submittal.                                             PMS400G7                   1
                                                                                             PMS400G8                   1
     Blocks 12 & 13:  In accordance with the Technical Instruction.











                                                                                             15.  TOTAL           0     4       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                       Page 12 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           RISK ANALYSIS REPORT
    A013

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0001, PARA B.4.        PMS400G7                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               MTHLY               90DAC
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   15DARP                                                Reg    Repro

16.  REMARKS                                                                                 PMS400G7                   1
     Block 5:  Paragraph B.12                                                                PMS400G2                   1

     Block 9: The contractor shall obtain the proper distribution from the cognizant manager prior to submittal.











                                                                                             15.  TOTAL           0     2       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                       Page 13 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0003                            A                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           CONTRACT STATUS REPORTS
    A014

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0001 PARA B.2.         PMS400G2                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               MTHLY               90DAC
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   10DARP                                                Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 5:  Paragraph B.5                                                                 PMS400G7                   1

     Block 9: The contractor shall obtain the proper distribution statement from the cognizant manager.











                                                                                             15.  TOTAL           0     2       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                       Page 14 of 14 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0004                            B                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           CONTRACTOR'S PROGRESS, STATUS AND
    B001                   MANAGEMENT REPORT

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MGMT-80227                                    SOW CLIN 0002 PARA.A.           PMS400G2                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               MTHLY               35DAC
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   10DARP                                                Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 5:  Thru H.                                                                       PMS400E3                   1
                                                                                             NAVSEA 026                 1
     Block 9:  The contractor shall obtain the proper distribution statement from the cognizant manager prior to submittal.











                                                                                             15.  TOTAL           0     3       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 1 of 9 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0004                            B                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           SEE BLK 16
    B002

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0002 (SEE BLK 16)      PMS400G2/G7/G8                  TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               ASRQR               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                                                 SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 3:  The subtitle will be identified in the technical                              PMS400G7                   1
     instruction.                                                                            PMS400G8                   1

     Block 5:  Paragraphs A. through H.

     Block 9: The contractor shall obtain the proper distribution statement from cognizant manager prior to submittal.

     Blocks 12 & 13:  In accordance with the technical instruction.









                                                                                             15.  TOTAL           0     3       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 2 of 9 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0004                            B                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           ASPD STATUS REPORTS
    B003

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0002 PARA A.4          PMS400G2                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               BI-WEEKLY           SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 9:  The contractor shall obtain the proper distribution                           PMS400G21                  1
     statement from PMS400G2 prior to submittal.                                             PMS400G7                   1
                                                                                             PMS400G8                   1
     Blocks 12 & 13:  As directed by the cognizant manager.











                                                                                             15.  TOTAL           0     4       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 3 of 9 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0004                            B                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           CONFERENCE AGENDA
    B004

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-ADMIN-81249                                   SOW CLIN 0002 (SEE BLK 16)      PMS400G2/G7                     TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
                      REQUIRED               ASREQ               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          N/A               11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                                                 SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 SEE BLK 16
     Block 5:  Paragraph A.7., A.8., C.5. and E.7.

     Blocks 12 & 13:  As directed by the cognizant manager.

     Block 14:  As specified in the Technical Instruction.











                                                                                             15.  TOTAL           0     0       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 4 of 9 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0004                            B                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           PRESENTATION MATERIAL
    B005

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-A-3024A                                       SOW CLIN 0002 PARA A - H        PMS400G2/G7/G8                  TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               ASREQ               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                                                 SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 4:  The format and medium of the presentation material shall                      PMS400G7                   1
     be hard copies of vugraphs as described in Para. 10.3.A. of                             PMS400G8                   1
     DI-A-3024A.

     Block 9: The contractor shall obtain the proper distribution statement from PMS400G cognizant manager prior to submittal.

     Blocks 12 & 13:  As required by the cognizant manager.









                                                                                             15.  TOTAL           0     3       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 5 of 9 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0004                            B                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           CONFERENCE MINUTES
    B006

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-ADMIN-81250                                   SOW CLIN 0002 (SEE BLK 16)      PMS400G2/G7                     TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               ASREQ               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                                                 SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 5:  Paragraphs A.7., A.8., C.5. and E.7.                                          PMS400G7                   1
                                                                                             MEETING AT-
     Block 9:  The contractor shall obtain the proper distribution                            TENDEES
     statement from the cognizant manager prior to submittal.

     Blocks 12 & 13: Ten (10) working days after each review or meeting.

     Blocks 14 & 15: In addition to the distribution and quantities in blocks 14 and 15, include X copies for meeting attendees where X equals the additional number of attendees.










                                                                                             15.  TOTAL           0     2       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 6 of 9 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0004                            B                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           CCB ANALYSIS/ECP MATRIX
    B007

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0002 (SEE BLK 16)      PMS400G2/G7                     TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               ASREQ               SEE BLK 16
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                                                 SEE BLK 16                                            Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 5:  Paragraphs C.4. and E.3.                                                      PMS400G7                   1
                                                                                             PMS400G21                  1
     Block 9:  The contractor shall obtain the proper distribution statement from the cognizant manager prior to submittal.

     Blocks 12 & 13:  As required by the cognizant manager.











                                                                                             15.  TOTAL           0     3       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 7 of 9 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0004                            B                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           RISK ANALYSIS REPORT
    B007

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0002, PARA. C.2.       PMS400G7                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               MTHLY               90DAC
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   15DARP                                                Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 9:  The contractor shall obtain the proper distribution                           PMS400G7                   1
     statement from the cognizant manager prior to submittal.












                                                                                             15.  TOTAL           0     2       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 8 of 9 Pages

    CONTRACT DATA REQUIREMENTS LIST                       Form Approved
             (1 Data Item)                                OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.


A.  CONTRACT LINE ITEM NO.      B.  EXHIBIT      C.  CATEGORY:
    0004                            B                TDP ______ TM ______  OTHER ___________

D.  SYSTEM/ITEM                     E.  CONTRACT/PR NO.            F.  CONTRACTOR
    AEGIS COMBAT SYSTEM                 N00024-94-NR-40037

1.  DATA ITEM NO.      2.  TITLE OF DATA ITEM                      3.  SUBTITLE                                 17.  PRICE GROUP
                           TECHNICAL REPORT - STUDY/SERVICES           CONTRACT STATUS REPORTS
    B009

4.  AUTHORITY (Data Acquisition Document No.)    5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE           18.  ESTIMATED
    DI-MISC-80508                                    SOW CLIN 0002, PARA C.3         PMS400G2                        TOTAL PRICE

7.  DD 250 REQ    9.  DIST STATEMENT    10.  FREQUENCY      12.  DATA OF FIRST SUBMISSION    14.   DISTRIBUTION
    LT                REQUIRED               MTHLY               90DAC
                                                                                                                 b.  COPIES
8.  APP CODE          SEE BLK 16        11.  AS OF DATE     13.  DATE OF SUBSEQUENT              a.  ADDRESSEE           Final
                                                                 SUBMISSION                                     Draft
                                             0                   10DARP                                                Reg    Repro

16.  REMARKS                                                                                 PMS400G2                   1
     Block 9:  The contractor shall obtain the proper distribution                           PMS400G7                   1
     statement from the cognizant manager.












                                                                                             15.  TOTAL           0     2       0

G.  PREPARED BY                  H.  DATE                       I.  APPROVED BY                                  J.  DATE

M Sumner-Clark, PMS400G35            23 Jun 93                      M Sumner-Clark, PMS400G35                        15 Jul 93


DD Form 1423-1,  JUN 90                         Previous editions are obsolete.                        Page 9 of 9 Pages

                                                               N00024-95-C-6443
                                                               ATTACHMENT B



                              CONTRACT SECURITY

                         CLASSIFICATION SPECIFICATION

                                 DD FORM 254

               ATTACHMENT 1 TO CONTRACT DATA REQUIREMENTS LIST
                                  EXHIBIT A

                        GENERAL DD FORM 1423 GLOSSARY

                     (Addressee Listing begins on page 9)
                     ------------------------------------


A. The following information is keyed to and provides explanations for entries in Blocks A through J of the DD Form 1423 Exhibit(s):

BLOCK A.  CONTRACT LINE ITEM NO.
          The Contract Line Item Number (CLIN) that is associated with this Contract Data Requirements List (CDRL).

BLOCK B.  EXHIBIT
          The exhibit identifier for this CDRL (see DFARS 204.7105-3 for exhibit identifiers).

          NOTE: DFARS 204.7105-2 specifies that the DD Form 1423 shall always be an exhibit.

BLOCK C.  CATEGORY
          The appropriate block for Technical Data Package (TDP), Technical Manual (TM), or "Other" data (OTHER) will be identified. Types of data which comprises a TDP are defined in MIL-T-31000 and types of manuals included under the TM category are defined in Part IX, Section B, of DoDI 5000.2. "Other" data may be further categorized, such as Administrative Data, Provisioning Data, Configuration Management Data, etc., per the functional area assignments contained in DoD 5010.12-L, Acquisition Management Systems and Data Requirements Control List (AMSDL).

BLOCK D.  SYSTEM/ITEM
          The system, item, project designator or name, or title of services being acquired that the data will support.

BLOCK E.  CONTRACT/PR NO.
          The Procurement Instrument Identification Number (PIIN) (i.e., the contract number, the Purchase Request (PR) number, the Request for Proposal (RFP) number, or other appropriate designator).

BLOCK F.  CONTRACTOR
          The contractor's name. Following the name, a slash ("/") and the contractor's Commercial and Government Entity (CAGE) code may be inserted.

(The next four items appear at the bottom of the form, i.e., after Blocks 1 through 16.)

BLOCK G.  PREPARED BY
          The preparer's name and organization responsible for preparation of the CDRL. The signature of the preparer will be on the last page of the exhibit.

BLOCK H.  DATE:
          The date the CDRL was prepared.

BLOCK I.  APPROVED BY
          The name of the individual responsible for approving the CDRL. The approving official's signature will be on the last page of the exhibit.

BLOCK J.  DATE
          The date the CDRL was approved.

          NOTE: Blocks G through J need only be signed on the last page of each CDRL exhibit when the preparer and the approving official are the same throughout the entire exhibit. All other pages should contain the typed name and date entered on the last page.

B. The following information is keyed to and provides explanations for entries in Blocks 1 through 16 of the DD Form 1423 Exhibit(s):

BLOCK 1.  DATE ITEM NO.
          The 4-character Exhibit Line Item Number (ELIN). The first and/or second positions consist of the exhibit identifier, and the remaining positions and assigned sequentially. The letters "I" and "O" are not used. ELIN sequencing order can be found in DFARS 204.7106. All ELINs between the first and last ELIN will be accounted for in the exhibit.

BLOCK 2.  TITLE OF DATA ITEM
          The exact title of the Data Item Description (DID) cited in Block 4. When the ELIN is used to acquire technical manuals (TMs), a Technical Manual Contract Requirements (TMCR) document will be cited in Block 4, and the entry in Block 2 will be the title of the specific type of TM being acquired.

BLOCK 3.  SUBTITLE
          Further identification of the data item to supplement the title, if required (optional entry).

BLOCK 4.  AUTHORITY (DATA ACQUISITION DOCUMENT NO.)

          The DID identification number, One-Time DID number or Technical
          Manual Contract Requirements (TMCR) number of the document which defines data content and format requirements. If a TMCR is used, this block will state "See TMCR ____" and the TMCR will be attached to the CDRL. The TMCR will list the applicable military specifications and/or standards which provide the data preparation instructions. With the exception of a One-Time DID, the document(s) cited in this block (or listed in the TMCR, when used) will have been cleared for listing in DoD 5010.12-L, Acquisition Management Systems and Data Requirements Control List (AMSDL)

BLOCK 5.  CONTRACT REFERENCE
          The specific paragraph number of the applicable contractual document which contains the tasking that generates a requirement for the data item. Normally, this will be a Statement of Work (SOW) paragraph.

BLOCK 6.  REQUIRING OFFICE
          The technical office having responsibility for ensuring the technical adequacy of the data.

BLOCK 7.  DD 250 REQ
          The applicable code, extracted from Table 1, designating the requirements for inspection and acceptance of the data. The DD Form 250 shall be delivered to the first addressee in Block 14, unless otherwise indicated in Block 16.

BLOCK 8.  APP CODE
          Identification, by entry of an "A", of a requirement for advance written approval prior to final distribution of an item of critical data (i.e., test plans, test procedures, program plans, or any other documentation that requires Government approval prior to the contractor taking an action). An "A" in this block indicates that a preliminary draft is required. Block 16 of the ELIN will show length of time required for Government approval/disapproval and subsequent turn-around time for the contractor to resubmit the data after Government approval/disapproval has been issued. Block 16 will also indicate the extent of the approval requirement, e.g., approval of technical content and/or format.

                TABLE 1.  DATA INSPECTION AND ACCEPTANCE CODES


    CODE                                         DEFINITION
    ----                                         ----------
DD 250 CODE                       INSPECTION                   ACCEPTANCE
-----------                       ----------                   ----------
    SS                             Source*                      Source*
    DD                             Destination                  Destination
    SD                             Source*                      Destination
    DS                             Destination                  Source*
    LT**                           Letter of transmittal only
    NO**                           No inspection, acceptance of letter of
                                     transmittal required.
    XX                             Inspection and acceptance requirements
                                     specified elsewhere in the contract.


                                     A1-3

       *  Source indicates contractor facility.
       ** These codes are not authorized for data comprising final delivery of Technical Data Packages or for Technical Manuals. (LT may, however, be used for delivery of preliminary TDPs or TMs.)
          LT is not authorized for use when inspection is required. LT will be used when approval of a draft is required in Block 8. LT is also used when the contracting agency does not desire to have a DD Form 250 for each and every piece of data developed by the contractor. The only other authorized use of the LT is the special case where the contracting agency does not desire to have separate DD Forms 250, but desires to have a Government Quality Assurance (QA) representative perform inspection. The Government QA representative shall be listed on the distribution in Block 14 and requested, via the QA letter of instruction, to provide comments.

BLOCK 9.  DIST STATEMENT REQUIRED
          The code letter (e.g., A, B, C, D, E, F, or X) corresponding to the distribution statement to be marked on the data item by the contractor, in accordance with DoDD 5230.24, Distribution Statements on Technical Documents. Block 16 of the ELIN will reflect the appropriate statement and will include the reason, date of determination, and controlling DoD office. If the appropriate statement is not known, or if it may vary among specific submissions under this item, "See Block 16" will be entered in this block and explanatory information will be provided in Block 16. If the data item is not technical in nature and does not require a distribution statement, an "N/A" for "Not Applicable" will be entered in this block.

BLOCK 10. FREQUENCY
          The frequency of data submittal. Entries in this block are explained in Table 2. If the data is of a recurring type, it is to be submitted at the end of the reporting period established in this block unless otherwise indicated in Block 16.

                   TABLE 2.  DATA SUBMITTAL FREQUENCY CODES

          CODE                         FREQUENCY
          ----                         ---------
          ANNLY                        Annually
          ASGEN*                       As generated
          ASREQ*                       As required
          BI-MO                        Every two months
          BI-WE                        Every two weeks
          CP/RQ*                       Change pages as required
          DAILY                        Daily
          DFDEL                        Deferred delivery (See DFARS
                                       252.227-7026)


                                     A1-4

                MTHLY                Monthly
                ONE/R                One time with revisions
                OTIME                One time (Does not include draft
                                     submissions)
                QRTLY                Quarterly
                R/ASR*               Revisions as required
                SEMIA                Every Six months
                TRI-ANNLY            Every Four months
                WEKLY                Weekly
                XTIME                Multiple separate submittals (2TIME, 3TIME,
                                     etc.) (Does not include draft submissions)
                See Block 16*        Requirement is fully described in Block
                                     16. Used in lieu of other codes where such are inadequate to define requirement, or used in addition to other codes requiring amplification in Block 16.

                NOTE: The codes are limited to five (5) digits for automation purposes.

                * The ELINs citing these codes will have an additional explanation in Block 16 to provide the contractor with guidance necessary to accurately price the deliverable data item.

BLOCK 11.       AS OF DATE
                Date for cutting off collection of the data. If the data is to be submitted multiple times, a numeral will be entered in this block to indicate the number of calendar days prior to the end of the reporting period, established in Block 10, that data collection will be cut off. For example, "15" would place the "as of date" for the data at 15 days before he end of the month, quarter, or year, depending on the frequency established in Block 10; a "0" would place the "as of date" at the end of each month, quarter, etc. If the data is submitted only once, the "as of date" will be as follows: year/month/day, e.g., 90MAR15. If an "as of date" is not applicable, an entry of "N/A" will be made in this block.

BLOCK 12.       DATE OF FIRST SUBMISSION
                The due date for initial date submission. This is normally the postage date or date the data is delivered to the ACO, entered as year/month/day (e.g., 90MAR15) or keyed to a specific event or milestone, using a code from Table 3.

                NOTE:  No classified dates are cited in the CDRL.


                                     A1-5

                       TABLE 3.  DATA SUBMISSION CODES


                CODE            DEFINITION
                ----            ----------

                ASGEN*          As generated
                ASREQ*          As required
                DFDEL*          Deferred delivery
                XDAC**          Days after contract award
                XDACM**         Days after contract modification
                XDARP**         Days after reporting period
                XDARC**         Days after receipt of comments
                XDATC**         Days after test completion
                NLT             No later than
                EOC             End of contract
                EOM             End of month
                EOQ             End of quarter
                See Block 16*   Used to indicate requirement is fully
                                described in Block 16.  Used in lieu of
                                other codes where such are inadequate to define requirement, or used in addition to other codes requiring amplification in
                                Block 16.

                * The ELINs citing these codes will have in Block 16 additional specific instructions relative to data submissions.

                ** The "X" is assigned a value indicating the number of days, e.g., 30DAC.

BLOCK 13.       DATE OF SUBSEQUENT SUBMISSION
                The due date(s) for subsequent data submission(s), if data is to be submitted more than once. If submittal is constrained by a specific event or milestone, the constraint will be given using a code from Table 3.

                NOTE:  No classified dates are cited in the CDRL.

BLOCK 14.       DISTRIBUTION
                The addressees and the number of draft copies and final copies (regular and reproducible) to be provided to each.
                DoD component designator and office symbols/codes may be used;
                however, an explanation of these will be provided in the Addressee Listing. The first addressee will be the acceptance activity for the data if acceptance by DD 250 is to be accomplished at destination (see Block 7). When reproducible copies (e.g., magnetic tape, vellum, negative, etc.) are required, an explanation will be provided in Block 16. If the data is not to be delivered to the Government or associated contractors, an explanation will be given in Block 16. If deferred delivery is required, "DFDEL" will be entered in this block and amplification will be given in Block 16.


                                     A1-6

BLOCK 15.       TOTAL
                The total number of draft and final (regular/reproducible) copies required by Block 14.

BLOCK 16.       REMARKS
                Contains all pertinent data information not specified elsewhere on this DD Form 1423 and any amplification of other blocks on this form (e.g., DID tailoring, use of contractor format, approval criteria and authority, inspection and acceptance clarification, distribution statements, specific submission instructions, explanation of reproducible copy and delivery requirements, desired medium for delivery of the data item, etc.).

C. The following instructions apply to completion of Blocks 17 and 18 by contractor personnel:

BLOCK 17.       PRICE GROUP
                Specify the appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.

                        a. GROUP I. DEFINITION -- Data which is not otherwise essential to the contractor's performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.

                        ESTIMATED PRICE -- Costs to be included under Group I
                are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administrative and other expenses related to reproducing and delivering such data items to the Government.

                        b. GROUP II. DEFINITION -- Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the date item.

                        ESTIMATED PRICE -- Costs to be included under Group II
                are those incurred over and above the cost of the essential data item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data items to the Government.

                        c. GROUP III. DEFINITION -- Data which the contractor must develop for his internal use in performance of the primary contracted effort and which does not require any substantial change to conform to Government requirements with regard to depth of content,


                                     A1-7
                format, frequency of submittal, preparation, control, and quality of the data item.

                        ESTIMATED PRICE -- Costs to be included under Group
                III are the administrative and other expenses related to reproducing and delivering such data item to the Government.

                        d. GROUP IV. DEFINITION -- Data which is developed by the contractor as part of his normal operating procedures and his effort in supplying this data to the Government is minimal.

                        ESTIMATED PRICE -- Group IV items should normally be
                shown on the DD Form 1423 at no cost.

BLOCK 18.       ESTIMATED TOTAL PRICE
                For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The entry "N/C" for "no charge" will be acceptable. The estimated price shall not include any amount for rights in data. The Government's right to use the data shall be governed by the pertinent provisions of the contract.







                                     A1-8

N00024-94-NR-40037


ADDRESSES:

AEGIS PROGRAM MANAGER
PMS 400E
2531 JEFFERSON DAVIS HIGHWAY
ARLINGTON VA 22242-5165

COMMANDER
NAVAL SEA SYSTEMS COMMAND
NAVSEA CODE 026
2531 JEFFERSON DAVIS HIGHWAY
ARLINGTON VA 22242-5165

SUPERVISOR OF SHIPBUILDING
CONVERSION AND REPAIR, USN
BOX 7003
PASCAGOULA, MA 39568-7003

BATH IRON WORKS CORPORATION
700 WASHINGTON STREET
BATH, ME 04530

INGALLS SHIPBUILDING, INC.
P.O. BOX 149
PASCAGOULA, MS 39567

                      FINANCIAL ACCOUNTING DATA SHEET(s)

                                ATTACHMENT "A"

                       FINANCIAL ACCOUNTING DATA SHEET


1.  DOCUMENT NUMBER (PIN)   2.  SUPPL PIN    3.  DATE EFFECTIVE    4.  PROCUREMENT REQUEST NO.
                                                 YR.   MO.    DA.      N0002494NR40037
    N0002495C6443               BASIC            95    07     06

5.  PAYING OFC       6.  TYPE OF MOD.   7.  TAC               8.  ACT CODE    9.  REFERENCE DOCUMENT NUMBER
                                                                  A                N0002494PD4D502
                                                                  A                N0002494PD4D502
                                                                  A                N0002494PD4D502

                                                          ACCOUNTING DATA

10.  REF ACRN         11.  CLIN      12.  SLIN      13. QTY     14.  UNIT    15.  A         B
                                                                                  ACRN      APPROPRIATION
                           0001                                                   AA        1741611
                           0001                                                   AB        1741611
                           0001                                                   AC        1741611

C.  SUBHEAD     D. OBJ      E. BCN      F.       G.          H.     L.       J.           COST CODE
                  CLASS     PARM  RM    BA     AAA          TT     PAA    PROJ. UNIT    MCC    PDLI&A   AMOUNT
A224            000          X8  WMW    0      068342       2D    000000    21951       9SS    3A1E    $1,754,881.00
A224            000          X8  WMW    0      068342       2D    000000    21952       9SS    3A2E    $1,754,881.00
A224            000          X8  WMW    0      068342       2D    000000    21953       9SS    3A3E    $1,754,882.00

                                                                     K.  OTHER THAN NAVY ACCOUNTING DATA

                                                                                     TOTAL             $5,264,644.00
17. FINANCIAL MANAGER         18. COMPTROLLER CLEARANCE

SIGNATURE                 DATE           OBLIGATION OF FUNDS IS AUTHORIZED         SIGNATURE               DATE
                                           IN AMOUNTS SHOWN IN COLUMN 18           S.M. GAMER               7/31/95
B, HILBURN, PMS400ED1    7/7/95                                                    BY DIRECTION OF
                                                                                   CAPT M.C. FOOT
                                                                                   DEPUTY COMMANDER/COMPTROLLER





                       FINANCIAL ACCOUNTING DATA SHEET


1.  DOCUMENT NUMBER (PIN)   2.  SUPPL PIN      3.  DATE EFFECTIVE    4.  PROCUREMENT REQUEST NO.   5.  PAYING OFC
                                                   YR.   MO.    DA.      N00024-94-NR-40037
    N0002495C6443                BASIC

6.  TYPE OF MOD.      7.  TAC       8.  ACT CODE    9.  REFERENCE DOCUMENT NUMBER     10.  REF ACRN    11.  CLIN    12.  SLIN
                                                          S CASE
                                                          -P-LND                                            0002          AA
                                                          N0002494PD40910                                   0002          AF

                                                          MS CASE
                                                          A-P-LNW
                                                          N000249PDLNW10                                    0002          AB
                                                                                                            0002          AG

                                                          MS CASE
                                                          A-P-LPE
                                                          N0002493PDLPE10                                   0002          AC
                                                                                                            0002          AP
                                                                                                            0002          AH

                                                          MS CASE
                                                          A-P-GVJ
                                                          N0002494PDGVJ10                                   0002          AE
                                                                                                            0002          AK
                                                                                                            0002          AQ

 13. QTY    14.  UNIT

 15.  ACCOUNTING DATA
 A.       B.              C.         D. OBJ    E.  BCN       F.  SA   G.  AAA   H. TT   I.  PAA   J.           COST CODE
 ACRN     APPROPRIATION   SUBHEAD     CLASS    PARM   RM                                          PROJ. UNIT    MCC   PDLI&S
                                    K.                            OTHER THAN NAVY ACCOUNTING DATA

  AD      97-11X8242       8VJP        000      X8   400         0       068342   2D      CCXT17     S44JA      PMS     126Z



  AE      97-11X8242       8EJN        000      X8   400         0       068342   2D      CCXT16     H44KU      911      117Z



  AF      97-11X8242       8XJJ        000      X8   400         0       068342   2D      CCXT17     H44TL      PMS      140Z


  AG      97-11X8242       87JV        000      X8   400         0       068342   2D      CCXT02     H44US      PMS      108Z

16.      AMOUNT

        $38,243.00
        $28,905.00
        ----------
        $67,148.00



        $100,087.00
         $58,420.00
        -----------
        $158,507.00


         $94,027.00
        $117,660.00
         $83,636.00
        -----------
        $295,323.00



        $ 61,419.00
         $64,398.00
         $88,658.00
        -----------
        $214,475.00

        $735,453.00

FINANCIAL MANAGER                   18.  COMPTROLLER CLEARANCE


SIGNATURE        DATE               OBLIGATION OF FUNDS IS AUTHORIZED                 SIGNATURE                      DATE
               7/28/95              IN AMOUNTS SHOWN IN COLUMN 16            D.L. SCOTT                             7/28/95
  AF                                                                         BY DIRECTION OF
                                                                             CAPT. M.C. FOOT
                                                                             DEPUTY COMMANDER/COMPTROLLER